UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00560

John Hancock Investment Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS

The Registrant prepared four annual reports to shareholders for the period ended October 31, 2021. The first report applies to John Hancock Balanced Fund, the second report applies to John Hancock Disciplined Value International Fund, the third report applies to John Hancock Infrastructure Fund and the fourth report applies to John Hancock Fundamental Large Cap Core Fund of the Registrant.

Annual report
John Hancock
Balanced Fund
Asset allocation
October 31, 2021

A message to shareholders
Dear shareholders,
Equities delivered robust returns during the 12 months ended October 31, 2021, while bond market performance was much more muted. Although the outlook for economic growth, corporate earnings, and U.S. Federal Reserve (Fed) policy became less favorable as the period progressed, investors continued to pour cash into stocks at a time of relatively limited return opportunities in the bond market. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered.
Bonds generated unimpressive returns, reflecting investors’ growing anticipation that rising inflation would compel the Fed to begin tapering its quantitative easing policy and start raising interest rates, which the Fed did right after period end. In a continuation of a longstanding trend, the credit-oriented segments of the market outperformed those with the highest interest-rate sensitivity.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Balanced Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
45	Financial statements
49	Financial highlights
56	Notes to financial statements
67	Report of independent registered public accounting firm
68	Tax information
69	Evaluation of advisory and subadvisory agreements by the Board of Trustees
76	Trustees and Officers
80	More information
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income and preservation of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Bloomberg U.S. Aggregate Bond Index, formerly known as Bloomberg Barclays U.S. Aggregate Bond Index, tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund trailed its blended benchmark
The fund underperformed a 60%/40% blend of the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, due mainly to an average underweight in the outperforming equity category.
Mixed benefits from equity sector holdings
In the fund’s equity portfolio, picks in the consumer discretionary and real estate sectors detracted, while selections in energy and healthcare assisted.
Fixed-income positioning was positive
An overweight in high-yield corporate bonds contributed to relative performance, as did a significant underweight in U.S. Treasuries.
PORTFOLIO COMPOSITION AS OF 10/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	3

SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Manager’s discussion of fund performance
How did the fund perform during the 12 months ended October 31, 2021?
The fund generated a positive return, but underperformed the return of its blended benchmark, a 60%/40% split of the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, respectively. The main factor behind the underperformance was the fund’s average underweighting in equities. This stance hurt results as equities continued to bounce back from their pandemic-related weakness in 2020. Partly offsetting positives, however, were performance contributions from the fixed-income and equity portfolio.
In the equity portfolio, what most influenced results?
Not owning Tesla, Inc. and semiconductor company NVIDIA Corp. was the biggest detractor to relative performance. The largest owned individual detractor was a holding in Verizon Communications, Inc. This wireless communications provider saw its shares lag as the company took on more debt to purchase additional wireless spectrum. Growing industry competition also pressured Verizon’s stock. Another detractor was retail giant Walmart, Inc. Walmart’s shares lagged on investors’ concern about the company’s ability to maintain market-share gains and the effect of higher labor costs.
One of the top contributors was Alphabet, Inc. Class A, parent of internet search leader Google. Alphabet saw strong financial results, partly on a recovery in travel and leisure that boosted the company’s advertising business. Another strong relative performer was Dick’s Sporting Goods, Inc. Shares of this sporting goods retailer benefited from the company’s strong market position and
TOP 5 EQUITY HOLDINGS AS OF 10/31/2021 (% of net assets)
Microsoft Corp.	4.3
Alphabet, Inc., Class A	4.2
Amazon.com, Inc.	3.1
Comcast Corp., Class A	2.2
Apple, Inc.	2.2
TOTAL	16.0
Cash and cash equivalents are not included.
TOP 5 BOND ISSUERS AS OF 10/31/2021 (% of net assets)
U.S. Treasury	8.4
Federal National Mortgage Association	4.5
Federal Home Loan Mortgage Corp.	1.4
Ford Motor Company	0.6
Bank of America Corp.	0.6
TOTAL	15.5
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	5

better-than-expected earnings. Also contributing was energy exploration company Devon Energy Corp., which benefited from a rising oil price and the company’s increasingly shareholder-friendly financial practices.
What influenced the performance of the fixed-income portfolio?
The fund’s overweight in high-yield corporate bonds added value, given their relative outperformance this period. Being significantly underweight in U.S. Treasuries, a lagging category, also boosted results. Further contributing to relative performance was an overweight and effective security selection in the investment-grade corporate bond category; however, security selection among commercial mortgage-backed securities modestly detracted.
What changes did you make to the fund’s asset allocation?
The fund remained underweight in equities. It began the period with an equity allocation of roughly 53% and, amid strong market gains, finished with an approximately 57% allocation. The fund’s average underweight in equities reflected our acknowledgement of high valuations and continued COVID-19 risk globally. As of period end, we believed the fund maintained sufficient risk-on exposure in a strengthening economic environment. In addition to a close-to-neutral stance in equities, the fund also held a sizable out-of-benchmark stake in high-yield corporate bonds.
MANAGED BY

Michael J. Scanlon, Jr., CFA
Jeffrey N. Given, CFA
Susan A. Curry
The views expressed in this report are exclusively those of Michael J. Scanlon, Jr., CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 10-31-21	as of 10-31-21
Class A	16.87	10.88	9.82	67.57	155.27	0.72	0.71
Class C	20.48	11.12	9.56	69.41	149.19	0.07	0.07
Class I1	22.71	12.23	10.68	78.07	175.78	1.05	1.04
Class R2[1,2]	22.26	11.79	10.30	74.60	166.51	0.69	0.68
Class R4[1]	22.55	12.08	10.51	76.83	171.56	0.91	0.80
Class R5[1]	22.83	12.30	10.73	78.58	177.19	1.10	1.09
Class R6[1]	22.86	12.35	10.79	78.99	178.72	1.15	1.14
Index 1††	42.91	18.93	16.21	137.90	349.39	—	—
Index 2††	-0.48	3.10	3.00	16.46	34.37	—	—
Index 3††	24.02	12.67	10.99	81.57	183.67	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5% to 4.5%, effective 8-1-19. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6
Gross (%)	1.08	1.78	0.78	1.16	1.01	0.71	0.66
Net (%)	1.07	1.77	0.77	1.15	0.90	0.70	0.65
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the S&P 500 Index; Index 2 is the Bloomberg U.S. Aggregate Bond Index; Index 3 is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C3	10-31-11	24,919	24,919	44,939	13,437	28,367
Class I1	10-31-11	27,578	27,578	44,939	13,437	28,367
Class R2[1,2]	10-31-11	26,651	26,651	44,939	13,437	28,367
Class R4[1]	10-31-11	27,156	27,156	44,939	13,437	28,367
Class R5[1]	10-31-11	27,719	27,719	44,939	13,437	28,367
Class R6[1]	10-31-11	27,872	27,872	44,939	13,437	28,367
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Bloomberg U.S. Aggregate Bond Index, formerly known as Bloomberg Barclays U.S. Aggregate Bond Index, tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	Class R2 shares were first offered on 3/1/12. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,060.10	$5.35	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%
Class C	Actual expenses/actual returns	1,000.00	1,056.20	8.91	1.72%
	Hypothetical example	1,000.00	1,016.50	8.74	1.72%
Class I	Actual expenses/actual returns	1,000.00	1,061.40	3.79	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Class R2	Actual expenses/actual returns	1,000.00	1,059.80	5.71	1.10%
	Hypothetical example	1,000.00	1,019.70	5.60	1.10%
Class R4	Actual expenses/actual returns	1,000.00	1,060.70	4.52	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
Class R5	Actual expenses/actual returns	1,000.00	1,061.90	3.48	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class R6	Actual expenses/actual returns	1,000.00	1,061.90	3.22	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 57.1%		$2,552,115,229
(Cost $1,328,227,037)
Communication services 9.0%		402,778,475
Diversified telecommunication services 1.0%
Verizon Communications, Inc.	861,829	45,668,319
Interactive media and services 5.8%
Alphabet, Inc., Class A (A)	62,635	185,457,224
Facebook, Inc., Class A (A)	225,109	72,838,519
Media 2.2%
Comcast Corp., Class A	1,921,338	98,814,413
Consumer discretionary 6.7%		300,206,440
Internet and direct marketing retail 3.1%
Amazon.com, Inc. (A)	41,171	138,846,316
Multiline retail 0.7%
Dollar General Corp.	137,024	30,353,556
Specialty retail 2.9%
Dick’s Sporting Goods, Inc. (B)	300,320	37,302,747
Lowe’s Companies, Inc.	285,144	66,672,370
Ulta Beauty, Inc. (A)	73,583	27,031,451
Consumer staples 3.6%		159,386,786
Beverages 0.5%
Anheuser-Busch InBev SA/NV	373,065	22,819,405
Food and staples retailing 2.2%
Sysco Corp.	393,929	30,293,140
Walmart, Inc.	434,518	64,925,680
Household products 0.9%
The Procter & Gamble Company	289,171	41,348,561
Energy 2.0%		90,945,862
Oil, gas and consumable fuels 2.0%
ConocoPhillips	288,737	21,508,019
Devon Energy Corp.	499,010	20,000,321
Pioneer Natural Resources Company	123,916	23,169,814
Suncor Energy, Inc.	585,139	15,389,156
Valero Energy Corp.	140,677	10,878,552
Financials 7.2%		323,277,458
Banks 2.7%
Citizens Financial Group, Inc.	706,836	33,489,890
JPMorgan Chase & Co.	515,621	87,598,852
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	11

	Shares	Value
Financials (continued)
Capital markets 1.5%
BlackRock, Inc.	33,277	$31,395,518
The Goldman Sachs Group, Inc.	86,356	35,695,253
Consumer finance 0.9%
Discover Financial Services	369,455	41,866,641
Diversified financial services 1.6%
Berkshire Hathaway, Inc., Class B (A)	255,389	73,299,197
Insurance 0.5%
Arthur J. Gallagher & Company	118,877	19,932,107
Health care 8.0%		355,753,772
Biotechnology 0.7%
Gilead Sciences, Inc.	209,201	13,572,961
Incyte Corp. (A)	145,270	9,730,185
Sage Therapeutics, Inc. (A)	45,505	1,836,582
Vertex Pharmaceuticals, Inc. (A)	39,475	7,300,112
Health care equipment and supplies 2.1%
Abbott Laboratories	392,583	50,600,023
Danaher Corp.	144,777	45,137,125
Health care providers and services 1.2%
UnitedHealth Group, Inc.	116,340	53,571,080
Life sciences tools and services 1.4%
PerkinElmer, Inc.	82,764	14,640,124
Thermo Fisher Scientific, Inc.	71,850	45,486,080
Pharmaceuticals 2.6%
AstraZeneca PLC	293,360	36,699,748
Eli Lilly & Company	214,594	54,669,967
Pfizer, Inc.	514,627	22,509,785
Industrials 4.4%		198,643,922
Aerospace and defense 0.5%
Northrop Grumman Corp.	68,925	24,621,389
Building products 0.1%
The AZEK Company, Inc. (A)	142,588	5,231,554
Industrial conglomerates 1.9%
Honeywell International, Inc.	124,602	27,240,489
Roper Technologies, Inc.	52,112	25,423,881
Siemens AG	185,719	30,194,629
Machinery 1.9%
Deere & Company	106,045	36,300,264
Ingersoll Rand, Inc. (A)	534,490	28,734,182
Xylem, Inc.	160,024	20,897,534
12	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology 13.0%		$579,495,621
Communications equipment 1.2%
Cisco Systems, Inc.	976,611	54,660,918
IT services 1.3%
Fidelity National Information Services, Inc.	61,193	6,776,513
PayPal Holdings, Inc. (A)	222,583	51,770,580
Semiconductors and semiconductor equipment 2.5%
Broadcom, Inc.	154,110	81,935,664
Micron Technology, Inc.	435,943	30,123,661
Software 5.8%
Microsoft Corp.	577,888	191,639,185
salesforce.com, Inc. (A)	162,942	48,832,088
SAP SE, ADR (B)	122,060	17,671,847
Technology hardware, storage and peripherals 2.2%
Apple, Inc.	641,423	96,085,165
Materials 1.9%		84,152,169
Chemicals 0.5%
Linde PLC	69,314	22,125,029
Containers and packaging 0.3%
Ball Corp.	158,428	14,492,993
Metals and mining 1.1%
Franco-Nevada Corp.	84,550	12,064,225
Freeport-McMoRan, Inc.	509,200	19,207,024
Lundin Mining Corp.	792,889	6,899,979
Teck Resources, Ltd., Class B	335,482	9,362,919
Real estate 1.1%		49,188,961
Equity real estate investment trusts 1.1%
American Tower Corp.	86,904	24,504,321
Digital Realty Trust, Inc.	156,420	24,684,640
Utilities 0.2%		8,285,763
Independent power and renewable electricity producers 0.1%
Brookfield Renewable Corp., Class A	150,897	6,248,645
Multi-utilities 0.1%
Algonquin Power & Utilities Corp.	40,250	1,940,855

Dominion Energy, Inc.	961	96,263
Preferred securities 0.1%		$3,804,841
(Cost $3,466,575)
Communication services 0.0%		910,676
Wireless telecommunication services 0.0%
Telephone & Data Systems, Inc., 6.625%	33,200	910,676
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	13

	Shares	Value
Financials 0.0%		$227,996
Banks 0.0%
Wells Fargo & Company, 7.500%	150	227,996
Utilities 0.1%		2,666,169
Electric utilities 0.1%
NextEra Energy, Inc., 5.279%	29,840	1,625,385
The Southern Company, 6.750%	1,552	79,447
Multi-utilities 0.0%
DTE Energy Company, 6.250%	1,413	71,328
NiSource, Inc., 7.750%	8,300	890,009

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 14.3%				$640,793,152
(Cost $642,175,843)
U.S. Government 8.4%				376,144,395
U.S. Treasury
Bond	1.750	08-15-41	71,992,000	69,303,549
Bond	2.375	05-15-51	66,695,400	73,302,413
Bond	2.500	02-15-45	15,366,000	16,826,970
Bond	3.000	02-15-47	684,000	829,110
Bond	3.125	11-15-41	16,558,000	19,748,002
Note	0.125	08-31-23	24,435,000	24,294,690
Note	0.250	09-30-23	53,187,000	52,970,928
Note	0.250	03-15-24	28,969,000	28,714,390
Note	0.250	05-15-24	5,995,000	5,932,006
Note	0.250	06-15-24	12,465,000	12,320,387
Note	0.875	06-30-26	4,041,000	3,987,962
Note	0.875	09-30-26	9,012,000	8,880,340
Note	1.250	09-30-28	18,034,000	17,783,215
Note	1.250	08-15-31	42,451,000	41,250,433
U.S. Government Agency 5.9%				264,648,757
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	2.500	11-01-34	2,075,454	2,164,204
30 Yr Pass Thru	3.000	03-01-43	553,636	593,948
30 Yr Pass Thru	3.000	12-01-45	2,439,783	2,607,520
30 Yr Pass Thru	3.000	10-01-46	8,599,814	9,166,869
30 Yr Pass Thru	3.000	10-01-46	2,754,743	2,929,499
30 Yr Pass Thru	3.000	12-01-46	2,089,922	2,214,665
30 Yr Pass Thru	3.000	12-01-46	1,834,142	1,959,667
30 Yr Pass Thru	3.000	04-01-47	3,250,435	3,418,743
30 Yr Pass Thru	3.000	10-01-49	4,530,344	4,755,724
30 Yr Pass Thru	3.000	10-01-49	3,508,096	3,673,850
30 Yr Pass Thru	3.000	12-01-49	1,006,699	1,058,668
30 Yr Pass Thru	3.000	12-01-49	5,526,696	5,760,193
14	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	01-01-50	6,253,699	$6,578,495
30 Yr Pass Thru	3.500	10-01-46	2,977,915	3,229,240
30 Yr Pass Thru	3.500	12-01-46	1,359,894	1,462,765
30 Yr Pass Thru	3.500	11-01-48	1,054,732	1,136,867
30 Yr Pass Thru	4.000	11-01-47	573,140	618,373
30 Yr Pass Thru	4.000	08-01-48	652,765	708,439
30 Yr Pass Thru	4.500	03-01-41	982,950	1,091,582
30 Yr Pass Thru	5.500	11-01-39	580,838	672,267
Federal National Mortgage Association
30 Yr Pass Thru (C)	2.000	TBA	25,997,000	25,994,354
30 Yr Pass Thru	2.000	09-01-50	13,023,670	13,066,493
30 Yr Pass Thru	2.000	09-01-50	4,299,964	4,319,478
30 Yr Pass Thru	2.000	10-01-50	1,708,257	1,718,678
30 Yr Pass Thru (C)	2.500	TBA	70,945,000	72,868,255
30 Yr Pass Thru	2.500	09-01-50	11,910,036	12,317,822
30 Yr Pass Thru	2.500	09-01-50	13,469,014	13,930,178
30 Yr Pass Thru	3.000	02-01-43	387,547	411,489
30 Yr Pass Thru	3.000	03-01-43	135,813	145,646
30 Yr Pass Thru	3.000	05-01-43	209,784	224,974
30 Yr Pass Thru	3.000	12-01-45	2,573,123	2,720,030
30 Yr Pass Thru	3.000	02-01-47	2,097,032	2,241,004
30 Yr Pass Thru	3.000	10-01-47	4,186,232	4,447,475
30 Yr Pass Thru	3.000	12-01-47	1,118,759	1,176,688
30 Yr Pass Thru	3.000	10-01-49	5,156,273	5,443,810
30 Yr Pass Thru	3.000	11-01-49	951,138	997,267
30 Yr Pass Thru	3.500	06-01-42	2,264,356	2,451,183
30 Yr Pass Thru	3.500	06-01-43	4,211,536	4,559,021
30 Yr Pass Thru	3.500	12-01-44	760,953	822,310
30 Yr Pass Thru	3.500	04-01-45	680,564	733,526
30 Yr Pass Thru	3.500	04-01-45	274,115	295,447
30 Yr Pass Thru	3.500	07-01-47	6,273,161	6,763,302
30 Yr Pass Thru	3.500	12-01-47	1,037,273	1,111,511
30 Yr Pass Thru	3.500	09-01-49	823,963	869,558
30 Yr Pass Thru	3.500	01-01-50	2,237,465	2,361,767
30 Yr Pass Thru	3.500	03-01-50	4,236,288	4,472,958
30 Yr Pass Thru	4.000	01-01-41	1,128,616	1,237,315
30 Yr Pass Thru	4.000	09-01-41	570,638	626,290
30 Yr Pass Thru	4.000	10-01-41	3,855,389	4,227,222
30 Yr Pass Thru	4.000	01-01-47	4,826,396	5,296,260
30 Yr Pass Thru	4.000	04-01-48	696,649	757,830
30 Yr Pass Thru	4.000	10-01-48	626,604	680,067
30 Yr Pass Thru	4.000	07-01-49	835,562	902,414
30 Yr Pass Thru	4.500	11-01-39	1,151,507	1,278,647
30 Yr Pass Thru	4.500	09-01-40	610,170	675,511
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	15

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.500	05-01-41	366,901	$406,191
30 Yr Pass Thru	4.500	07-01-41	1,320,175	1,461,547
30 Yr Pass Thru	4.500	01-01-43	445,484	493,189
30 Yr Pass Thru	4.500	04-01-48	2,803,984	3,067,230
30 Yr Pass Thru	4.500	07-01-48	1,176,751	1,269,852
30 Yr Pass Thru	7.000	06-01-32	668	787
30 Yr Pass Thru	7.500	04-01-31	1,279	1,499

30 Yr Pass Thru	8.000	01-01-31	950	1,104
Foreign government obligations 0.2%				$9,172,861
(Cost $8,889,405)
Argentina 0.0%				1,884,910
Republic of Argentina Bond (2.500% to 7-9-22, then 3.500% to 7-9-29, then 4.875% thereafter)	2.500	07-09-41	5,477,000	1,884,910
Qatar 0.1%				3,218,804
State of Qatar
Bond (D)	3.375	03-14-24	1,718,000	1,812,820
Bond (D)	5.103	04-23-48	1,060,000	1,405,984
Saudi Arabia 0.1%				4,069,147
Kingdom of Saudi Arabia Bond (D)	4.375	04-16-29	3,559,000	4,069,147

Corporate bonds 21.5%				$959,069,293
(Cost $934,273,108)
Communication services 2.9%				127,999,937
Diversified telecommunication services 1.0%
AT&T, Inc.	2.300	06-01-27	1,244,000	1,272,274
AT&T, Inc.	3.100	02-01-43	7,991,000	7,716,919
AT&T, Inc.	3.500	06-01-41	2,780,000	2,867,820
AT&T, Inc.	3.650	06-01-51	528,000	549,176
AT&T, Inc.	3.800	02-15-27	320,000	349,868
C&W Senior Financing DAC (D)	6.875	09-15-27	1,515,000	1,596,431
Cincinnati Bell, Inc. (D)	7.000	07-15-24	1,701,000	1,730,768
Connect Finco SARL (D)	6.750	10-01-26	2,042,000	2,118,575
GCI LLC (D)	4.750	10-15-28	860,000	890,100
Kenbourne Invest SA (D)	4.700	01-22-28	309,000	307,455
Kenbourne Invest SA (D)	6.875	11-26-24	500,000	521,250
Level 3 Financing, Inc. (D)	3.400	03-01-27	1,719,000	1,792,040
Radiate Holdco LLC (D)	6.500	09-15-28	801,000	801,000
Switch, Ltd. (D)	3.750	09-15-28	272,000	270,640
Telecom Argentina SA (D)	8.000	07-18-26	948,000	881,649
Telecom Italia Capital SA	7.200	07-18-36	1,810,000	2,199,150
Telecom Italia SpA (D)	5.303	05-30-24	1,140,000	1,214,100
16	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Diversified telecommunication services (continued)
Telefonica Emisiones SA	5.213	03-08-47	3,731,000	$4,706,696
Telesat Canada (D)	5.625	12-06-26	738,000	688,886
Total Play Telecomunicaciones SA de CV (D)	6.375	09-20-28	1,376,000	1,353,640
Total Play Telecomunicaciones SA de CV (D)	7.500	11-12-25	2,803,000	2,914,447
Verizon Communications, Inc.	3.000	03-22-27	235,000	248,839
Verizon Communications, Inc.	4.329	09-21-28	3,858,000	4,403,933
Verizon Communications, Inc.	4.400	11-01-34	1,365,000	1,591,181
Verizon Communications, Inc.	4.500	08-10-33	1,912,000	2,257,240
Entertainment 0.3%
AMC Entertainment Holdings, Inc. (10.000% Cash or 12.000% PIK) (D)	12.000	06-15-26	1,797,000	1,788,015
Lions Gate Capital Holdings LLC (D)	5.500	04-15-29	1,760,000	1,799,600
Live Nation Entertainment, Inc. (D)	4.750	10-15-27	1,565,000	1,596,300
Netflix, Inc.	4.875	04-15-28	2,725,000	3,121,815
Netflix, Inc. (D)	4.875	06-15-30	1,230,000	1,445,250
Netflix, Inc. (D)	5.375	11-15-29	435,000	524,688
Netflix, Inc.	5.875	11-15-28	2,295,000	2,793,474
Playtika Holding Corp. (D)	4.250	03-15-29	249,000	249,697
Interactive media and services 0.1%
ANGI Group LLC (D)	3.875	08-15-28	854,000	834,785
Match Group Holdings II LLC (D)	3.625	10-01-31	726,000	704,757
Match Group Holdings II LLC (D)	4.125	08-01-30	1,271,000	1,307,541
Twitter, Inc. (D)	3.875	12-15-27	930,000	978,044
Media 0.9%
Altice Financing SA (D)	5.000	01-15-28	351,000	338,231
Altice France Holding SA (D)	10.500	05-15-27	225,000	243,844
Cable One, Inc. (D)	4.000	11-15-30	448,000	440,057
CCO Holdings LLC (D)	4.500	06-01-33	1,006,000	1,003,485
Charter Communications Operating LLC	3.900	06-01-52	1,177,000	1,190,781
Charter Communications Operating LLC	4.200	03-15-28	2,908,000	3,226,609
Charter Communications Operating LLC	4.800	03-01-50	3,305,000	3,756,479
Charter Communications Operating LLC	5.750	04-01-48	3,713,000	4,745,868
Charter Communications Operating LLC	6.484	10-23-45	2,885,000	3,979,784
Clear Channel Outdoor Holdings, Inc. (D)	7.750	04-15-28	405,000	419,359
Comcast Corp.	4.150	10-15-28	4,557,000	5,199,960
Globo Comunicacao e Participacoes SA (D)	4.875	01-22-30	1,890,000	1,833,300
LCPR Senior Secured Financing DAC (D)	5.125	07-15-29	625,000	629,688
LCPR Senior Secured Financing DAC (D)	6.750	10-15-27	765,000	803,250
Midas OpCo Holdings LLC (D)	5.625	08-15-29	2,712,000	2,762,579
News Corp. (D)	3.875	05-15-29	978,000	992,670
Sirius XM Radio, Inc. (D)	4.000	07-15-28	1,754,000	1,766,629
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	17

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Sirius XM Radio, Inc. (D)	5.000	08-01-27	1,657,000	$1,729,494
Townsquare Media, Inc. (D)	6.875	02-01-26	411,000	429,495
Univision Communications, Inc. (D)	4.500	05-01-29	508,000	513,944
Videotron, Ltd. (D)	3.625	06-15-29	839,000	843,195
Virgin Media Finance PLC (D)	5.000	07-15-30	334,000	332,109
WMG Acquisition Corp. (D)	3.000	02-15-31	1,890,000	1,838,876
WMG Acquisition Corp. (D)	3.875	07-15-30	1,442,000	1,494,273
Wireless telecommunication services 0.6%
Millicom International Cellular SA (D)	5.125	01-15-28	180,000	187,830
Millicom International Cellular SA (D)	6.250	03-25-29	1,066,500	1,159,819
MTN Mauritius Investments, Ltd. (D)	4.755	11-11-24	1,260,000	1,316,949
Oztel Holdings SPC, Ltd. (D)	6.625	04-24-28	785,000	866,268
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (E)	6.875	07-19-27	2,900,000	2,949,387
Sprint Corp.	7.875	09-15-23	1,120,000	1,241,800
Telefonica Celular del Paraguay SA (D)	5.875	04-15-27	1,073,000	1,113,238
T-Mobile USA, Inc.	2.050	02-15-28	2,482,000	2,461,345
T-Mobile USA, Inc.	2.550	02-15-31	1,138,000	1,129,309
T-Mobile USA, Inc.	2.875	02-15-31	245,000	243,469
T-Mobile USA, Inc.	3.375	04-15-29	2,210,000	2,270,775
T-Mobile USA, Inc.	3.750	04-15-27	1,527,000	1,656,779
T-Mobile USA, Inc.	3.875	04-15-30	2,820,000	3,083,398
T-Mobile USA, Inc.	4.500	04-15-50	1,885,000	2,228,005
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	2,638,000	3,189,564
Consumer discretionary 2.6%				115,922,071
Auto components 0.0%
Dealer Tire LLC (D)	8.000	02-01-28	642,000	667,680
LCM Investments Holdings II LLC (D)	4.875	05-01-29	494,000	507,249
Automobiles 0.7%
Daimler Finance North America LLC (D)	3.500	08-03-25	895,000	963,492
Daimler Finance North America LLC (D)	3.750	11-05-21	170,000	170,049
Ford Motor Credit Company LLC	2.900	02-16-28	330,000	327,113
Ford Motor Credit Company LLC	4.000	11-13-30	887,000	925,806
Ford Motor Credit Company LLC	4.125	08-17-27	2,039,000	2,163,889
Ford Motor Credit Company LLC	4.134	08-04-25	5,107,000	5,394,269
Ford Motor Credit Company LLC	5.113	05-03-29	3,014,000	3,349,308
General Motors Company	5.400	04-01-48	655,000	833,024
General Motors Financial Company, Inc.	2.400	10-15-28	4,272,000	4,245,292
General Motors Financial Company, Inc.	3.600	06-21-30	4,402,000	4,688,893
General Motors Financial Company, Inc.	4.350	01-17-27	1,998,000	2,205,923
18	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
Hyundai Capital America (D)	1.000	09-17-24	2,134,000	$2,113,053
Hyundai Capital America (D)	1.800	10-15-25	726,000	726,918
Hyundai Capital America (D)	2.375	10-15-27	726,000	728,799
Nissan Motor Acceptance Company LLC (D)	1.125	09-16-24	1,076,000	1,067,491
Nissan Motor Acceptance Company LLC (D)	3.450	03-15-23	960,000	990,662
Diversified consumer services 0.1%
GEMS MENASA Cayman, Ltd. (D)	7.125	07-31-26	1,011,000	1,046,385
Service Corp. International	3.375	08-15-30	451,000	444,235
Service Corp. International	4.000	05-15-31	1,326,000	1,355,835
Sotheby’s (D)	7.375	10-15-27	1,078,000	1,135,943
StoneMor, Inc. (D)	8.500	05-15-29	1,812,000	1,871,796
Hotels, restaurants and leisure 1.2%
Affinity Gaming (D)	6.875	12-15-27	579,000	600,249
Booking Holdings, Inc.	4.625	04-13-30	2,479,000	2,923,231
Caesars Resort Collection LLC (D)	5.750	07-01-25	410,000	430,808
CCM Merger, Inc. (D)	6.375	05-01-26	503,000	526,893
Choice Hotels International, Inc.	3.700	12-01-29	767,000	817,162
Choice Hotels International, Inc.	3.700	01-15-31	1,312,000	1,399,369
Dave & Buster’s, Inc. (D)	7.625	11-01-25	183,000	196,516
Expedia Group, Inc.	2.950	03-15-31	1,494,000	1,507,106
Expedia Group, Inc.	3.250	02-15-30	2,321,000	2,386,223
Expedia Group, Inc.	3.800	02-15-28	3,235,000	3,491,794
Expedia Group, Inc.	4.625	08-01-27	2,049,000	2,294,092
Expedia Group, Inc.	5.000	02-15-26	2,689,000	3,020,125
Hilton Domestic Operating Company, Inc. (D)	3.625	02-15-32	1,073,000	1,046,830
Hilton Domestic Operating Company, Inc. (D)	4.000	05-01-31	666,000	669,187
Hilton Domestic Operating Company, Inc.	4.875	01-15-30	1,604,000	1,712,238
Hilton Domestic Operating Company, Inc. (D)	5.750	05-01-28	237,000	254,479
Hilton Grand Vacations Borrower Escrow LLC (D)	4.875	07-01-31	921,000	916,284
Hilton Grand Vacations Borrower Escrow LLC (D)	5.000	06-01-29	1,217,000	1,241,036
Hyatt Hotels Corp.	1.800	10-01-24	1,135,000	1,139,200
Hyatt Hotels Corp.	4.375	09-15-28	383,000	419,829
Hyatt Hotels Corp.	5.750	04-23-30	1,190,000	1,432,899
International Game Technology PLC (D)	5.250	01-15-29	225,000	236,531
International Game Technology PLC (D)	6.500	02-15-25	765,000	849,150
Jacobs Entertainment, Inc. (D)	7.875	02-01-24	969,000	998,070
Life Time, Inc. (D)	8.000	04-15-26	502,000	527,100
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	19

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Marriott International, Inc.	2.850	04-15-31	1,894,000	$1,907,451
Marriott International, Inc.	3.125	06-15-26	650,000	688,292
Marriott International, Inc.	3.500	10-15-32	1,031,000	1,090,416
Marriott International, Inc.	4.625	06-15-30	1,760,000	2,004,206
Marriott Ownership Resorts, Inc. (D)	4.500	06-15-29	211,000	211,000
MGM Resorts International	4.750	10-15-28	1,966,000	2,043,576
Midwest Gaming Borrower LLC (D)	4.875	05-01-29	1,110,000	1,119,857
Mohegan Gaming & Entertainment (D)	8.000	02-01-26	1,166,000	1,200,980
New Red Finance, Inc. (D)	4.000	10-15-30	2,517,000	2,438,293
Papa John’s International, Inc. (D)	3.875	09-15-29	229,000	223,848
Premier Entertainment Sub LLC (D)	5.625	09-01-29	909,000	924,908
Premier Entertainment Sub LLC (D)	5.875	09-01-31	2,468,000	2,517,360
Resorts World Las Vegas LLC (D)	4.625	04-16-29	1,290,000	1,309,009
Resorts World Las Vegas LLC (D)	4.625	04-06-31	600,000	596,983
Travel + Leisure Company (D)	4.625	03-01-30	479,000	497,020
Travel + Leisure Company	6.600	10-01-25	585,000	652,860
Wyndham Hotels & Resorts, Inc. (D)	4.375	08-15-28	498,000	514,459
Yum! Brands, Inc.	3.625	03-15-31	973,000	961,665
Yum! Brands, Inc. (D)	4.750	01-15-30	908,000	969,290
Household durables 0.2%
Brookfield Residential Properties, Inc. (D)	5.000	06-15-29	773,000	775,899
Century Communities, Inc. (D)	3.875	08-15-29	1,730,000	1,724,049
Century Communities, Inc.	6.750	06-01-27	1,026,000	1,089,407
Empire Communities Corp. (D)	7.000	12-15-25	287,000	297,045
KB Home	4.000	06-15-31	1,278,000	1,295,573
MDC Holdings, Inc.	2.500	01-15-31	632,000	611,382
Toll Brothers Finance Corp.	3.800	11-01-29	285,000	305,306
Internet and direct marketing retail 0.2%
Amazon.com, Inc.	3.150	08-22-27	3,379,000	3,659,472
Amazon.com, Inc.	4.050	08-22-47	1,945,000	2,388,642
eBay, Inc.	2.700	03-11-30	2,477,000	2,547,230
QVC, Inc.	5.450	08-15-34	630,000	658,350
Multiline retail 0.1%
Dollar Tree, Inc.	4.200	05-15-28	3,698,000	4,163,131
Macy’s Retail Holdings LLC (B)(D)	5.875	04-01-29	287,000	305,852
Specialty retail 0.1%
Asbury Automotive Group, Inc.	4.750	03-01-30	884,000	901,680
AutoNation, Inc.	4.750	06-01-30	1,295,000	1,504,328
Carvana Company (D)	4.875	09-01-29	1,244,000	1,203,570
Group 1 Automotive, Inc. (D)	4.000	08-15-28	122,000	122,024
Ken Garff Automotive LLC (D)	4.875	09-15-28	603,000	610,538
20	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
Specialty Building Products Holdings LLC (D)	6.375	09-30-26	120,000	$124,950
Textiles, apparel and luxury goods 0.0%
Hanesbrands, Inc. (D)	5.375	05-15-25	450,000	468,000
Levi Strauss & Company (D)	3.500	03-01-31	333,000	334,665
Consumer staples 0.6%				28,158,555
Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	1,861,000	2,299,193
Constellation Brands, Inc.	3.150	08-01-29	664,000	705,359
Food and staples retailing 0.1%
Advantage Sales & Marketing, Inc. (D)	6.500	11-15-28	1,755,000	1,825,200
Albertsons Companies, Inc. (D)	3.250	03-15-26	438,000	445,118
Albertsons Companies, Inc. (D)	3.500	03-15-29	1,897,000	1,869,844
Albertsons Companies, Inc. (D)	4.875	02-15-30	651,000	697,774
U.S. Foods, Inc. (D)	4.750	02-15-29	902,000	912,617
Food products 0.3%
BRF SA (D)	5.750	09-21-50	1,714,000	1,600,448
Cargill, Inc. (D)	2.125	04-23-30	555,000	556,516
JBS Finance Luxembourg Sarl (D)	3.625	01-15-32	1,341,000	1,324,023
JBS USA Food Company (D)	5.750	01-15-28	2,230,000	2,324,797
JBS USA LUX SA (D)	3.750	12-01-31	434,000	444,308
Kraft Heinz Foods Company	4.375	06-01-46	1,554,000	1,813,983
Kraft Heinz Foods Company	4.875	10-01-49	293,000	362,823
Kraft Heinz Foods Company	5.000	06-04-42	535,000	661,256
Kraft Heinz Foods Company	5.500	06-01-50	1,163,000	1,558,219
MARB BondCo PLC (D)	3.950	01-29-31	1,895,000	1,802,448
NBM US Holdings, Inc. (D)	6.625	08-06-29	1,623,000	1,767,057
Post Holdings, Inc. (D)	5.500	12-15-29	814,000	865,893
Simmons Foods, Inc. (D)	4.625	03-01-29	186,000	187,860
Household products 0.0%
Edgewell Personal Care Company (D)	4.125	04-01-29	740,000	727,050
Edgewell Personal Care Company (D)	5.500	06-01-28	1,208,000	1,263,756
Personal products 0.1%
Natura Cosmeticos SA (D)	4.125	05-03-28	889,000	879,932
Oriflame Investment Holding PLC (D)	5.125	05-04-26	1,277,000	1,263,081
Energy 2.0%				91,285,511
Energy equipment and services 0.0%
CSI Compressco LP (D)	7.500	04-01-25	1,439,000	1,424,610
CSI Compressco LP (D)	7.500	04-01-25	262,000	259,380
CSI Compressco LP (10.000% Cash or 7.250% Cash and 2.750% PIK) (D)	10.000	04-01-26	1,156,918	1,064,365
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	21

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Energy equipment and services (continued)
Inkia Energy, Ltd. (D)	5.875	11-09-27	220,000	$228,800
Oil, gas and consumable fuels 2.0%
Aker BP ASA (D)	2.875	01-15-26	980,000	1,022,735
Aker BP ASA (D)	3.000	01-15-25	1,070,000	1,115,094
Aker BP ASA (D)	4.000	01-15-31	2,243,000	2,437,049
Altera Infrastructure LP (D)	8.500	07-15-23	1,216,000	918,080
Antero Midstream Partners LP (D)	5.375	06-15-29	1,129,000	1,179,749
Antero Resources Corp.	5.000	03-01-25	1,384,000	1,411,680
Antero Resources Corp. (D)	5.375	03-01-30	230,000	243,455
Ascent Resources Utica Holdings LLC (D)	5.875	06-30-29	1,242,000	1,257,252
Cheniere Energy Partners LP (D)	4.000	03-01-31	2,363,000	2,457,558
Cheniere Energy Partners LP	4.500	10-01-29	2,124,000	2,267,752
Coterra Energy, Inc. (D)	4.375	06-01-24	930,000	995,409
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (D)	5.850	05-21-43	1,062,000	989,784
Diamondback Energy, Inc.	3.125	03-24-31	1,185,000	1,223,682
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	1,750,000	1,887,670
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	1,735,000	1,950,140
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	1,755,000	1,936,852
Energean Israel Finance, Ltd. (D)	5.375	03-30-28	439,000	445,132
Energean Israel Finance, Ltd. (D)	5.875	03-30-31	772,000	784,082
Energy Transfer LP	4.200	04-15-27	1,199,000	1,307,594
Energy Transfer LP	5.150	03-15-45	1,751,000	2,040,594
Energy Transfer LP	5.250	04-15-29	3,812,000	4,427,688
Energy Transfer LP	5.400	10-01-47	1,185,000	1,422,470
Energy Transfer LP	5.500	06-01-27	1,831,000	2,119,012
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) (E)	6.500	11-15-26	2,312,000	2,392,920
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	3,068,000	3,222,285
EQT Corp. (D)	3.125	05-15-26	582,000	586,365
EQT Corp. (D)	3.625	05-15-31	585,000	597,431
Hess Midstream Operations LP (D)	4.250	02-15-30	399,000	399,000
Inversiones Latin America Power Ltda (D)	5.125	06-15-33	960,000	936,000
Kinder Morgan Energy Partners LP	7.750	03-15-32	1,345,000	1,902,264
Kinder Morgan, Inc.	4.300	03-01-28	837,000	939,736
Leviathan Bond, Ltd. (D)	6.500	06-30-27	1,935,000	2,110,258
Leviathan Bond, Ltd. (D)	6.750	06-30-30	256,000	280,797
Lundin Energy Finance BV (D)	2.000	07-15-26	1,272,000	1,267,435
22	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Lundin Energy Finance BV (D)	3.100	07-15-31	1,805,000	$1,819,025
MC Brazil Downstream Trading SARL (D)	7.250	06-30-31	1,381,000	1,343,768
Midwest Connector Capital Company LLC (D)	3.625	04-01-22	611,000	617,155
Midwest Connector Capital Company LLC (D)	3.900	04-01-24	1,779,000	1,853,374
MPLX LP	4.000	03-15-28	1,538,000	1,691,634
MPLX LP	4.125	03-01-27	310,000	341,846
MPLX LP	4.250	12-01-27	1,156,000	1,288,740
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (E)	6.875	02-15-23	3,500,000	3,552,500
New Fortress Energy, Inc. (D)	6.500	09-30-26	1,787,000	1,736,678
Occidental Petroleum Corp.	3.500	08-15-29	307,000	311,605
Parkland Corp. (D)	4.500	10-01-29	798,000	802,988
Petrobras Global Finance BV	6.900	03-19-49	800,000	840,804
Petrorio Luxembourg Sarl (D)	6.125	06-09-26	834,000	840,255
Sabine Pass Liquefaction LLC	4.200	03-15-28	1,261,000	1,398,202
Sabine Pass Liquefaction LLC	4.500	05-15-30	1,471,000	1,676,163
Sabine Pass Liquefaction LLC	5.000	03-15-27	890,000	1,009,208
Sabine Pass Liquefaction LLC	5.875	06-30-26	2,338,000	2,713,546
Sunoco LP	4.500	05-15-29	363,000	367,084
Sunoco LP (D)	4.500	04-30-30	1,333,000	1,344,757
Targa Resources Partners LP (D)	4.000	01-15-32	896,000	924,645
Targa Resources Partners LP	5.875	04-15-26	1,726,000	1,802,065
The Williams Companies, Inc.	3.750	06-15-27	1,990,000	2,165,571
The Williams Companies, Inc.	4.550	06-24-24	4,029,000	4,361,883
The Williams Companies, Inc.	5.750	06-24-44	367,000	482,456
TransCanada PipeLines, Ltd.	4.250	05-15-28	1,100,000	1,241,320
Venture Global Calcasieu Pass LLC (D)	3.875	08-15-29	476,000	484,330
Venture Global Calcasieu Pass LLC (D)	4.125	08-15-31	794,000	821,750
Financials 4.7%				211,935,627
Banks 2.7%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year ICE Swap Rate + 5.168%) (D)(E)	6.750	06-15-26	960,000	1,104,106
Banco Davivienda SA (6.650% to 4-22-31, then 10 Year CMT + 5.097%) (D)(E)	6.650	04-22-31	612,000	638,016
Banco Santander SA	4.379	04-12-28	1,380,000	1,555,239
Bank of America Corp. (2.087% to 6-14-28, then SOFR + 1.060%)	2.087	06-14-29	2,867,000	2,834,955
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31	2,415,000	2,442,855
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	23

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Bank of America Corp. (2.687% to 4-22-31, then SOFR + 1.320%)	2.687	04-22-32	4,354,000	$4,408,104
Bank of America Corp.	3.248	10-21-27	2,783,000	2,967,573
Bank of America Corp.	3.950	04-21-25	2,424,000	2,617,461
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (E)	6.300	03-10-26	3,261,000	3,768,086
Barclays PLC	4.375	01-12-26	1,430,000	1,574,955
Barclays PLC (4.375% to 3-15-28, then 5 Year CMT + 3.410%) (E)	4.375	03-15-28	1,977,000	1,944,973
BPCE SA (D)	4.500	03-15-25	1,825,000	1,987,647
Citigroup, Inc. (2.561% to 5-1-31, then SOFR + 1.167%)	2.561	05-01-32	1,379,000	1,384,761
Citigroup, Inc.	3.200	10-21-26	3,106,000	3,302,082
Citigroup, Inc.	4.600	03-09-26	3,854,000	4,298,725
Citigroup, Inc. (4.700% to 1-30-25, then SOFR + 3.234%) (E)	4.700	01-30-25	2,478,000	2,512,073
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (E)	6.250	08-15-26	1,920,000	2,210,304
Citizens Financial Group, Inc.	3.250	04-30-30	2,922,000	3,114,510
Credit Agricole SA (D)	2.811	01-11-41	1,137,000	1,085,177
Credit Agricole SA (D)	3.250	01-14-30	2,476,000	2,575,929
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (D)(E)	7.875	01-23-24	1,350,000	1,492,763
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (E)	5.100	06-30-23	1,381,000	1,410,346
Freedom Mortgage Corp. (D)	8.125	11-15-24	1,212,000	1,223,490
Freedom Mortgage Corp. (D)	8.250	04-15-25	250,000	252,500
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year ICE Swap Rate + 4.368%) (E)	6.375	03-30-25	342,000	372,034
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (E)	6.500	04-16-25	375,000	411,563
Intesa Sanpaolo SpA (D)	4.198	06-01-32	974,000	981,896
JPMorgan Chase & Co. (2.522% to 4-22-30, then SOFR + 2.040%)	2.522	04-22-31	2,663,000	2,694,897
JPMorgan Chase & Co.	2.950	10-01-26	3,288,000	3,478,836
JPMorgan Chase & Co. (2.956% to 5-13-30, then SOFR + 2.515%)	2.956	05-13-31	2,524,000	2,605,636
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%)	3.960	01-29-27	2,293,000	2,498,521
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (E)	4.600	02-01-25	2,233,000	2,284,061
24	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (E)	6.750	02-01-24	2,932,000	$3,204,793
Lloyds Banking Group PLC	4.450	05-08-25	4,570,000	5,028,518
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (E)	7.500	06-27-24	1,455,000	1,609,594
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (E)	5.125	11-01-26	755,000	825,090
NatWest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	918,000	970,354
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (E)	6.000	12-29-25	1,920,000	2,122,426
NatWest Markets PLC (D)	1.600	09-29-26	2,712,000	2,676,321
PNC Bank NA	4.050	07-26-28	543,000	613,833
Santander Holdings USA, Inc.	3.244	10-05-26	3,799,000	4,001,108
Santander Holdings USA, Inc.	3.450	06-02-25	3,421,000	3,630,197
Santander Holdings USA, Inc.	3.500	06-07-24	2,412,000	2,546,789
Santander Holdings USA, Inc.	4.400	07-13-27	870,000	967,900
Societe Generale SA (4.750% to 5-26-26, then 5 Year CMT + 3.931%) (D)(E)	4.750	05-26-26	1,776,000	1,819,246
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (D)(E)	5.375	11-18-30	1,688,000	1,793,500
The PNC Financial Services Group, Inc.	3.150	05-19-27	97,000	104,892
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (E)	3.400	09-15-26	3,026,000	2,984,393
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (E)(F)	3.804	02-01-22	1,861,000	1,872,165
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (E)	4.850	06-01-23	1,001,000	1,027,026
Wells Fargo & Company (2.393% to 6-2-27, then SOFR + 2.100%)	2.393	06-02-28	4,256,000	4,325,660
Wells Fargo & Company (2.879% to 10-30-29, then SOFR + 1.432%)	2.879	10-30-30	3,135,000	3,248,328
Wells Fargo & Company (3.068% to 4-30-40, then SOFR + 2.530%)	3.068	04-30-41	1,964,000	2,015,819
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (E)	5.875	06-15-25	4,959,000	5,461,099
Capital markets 0.8%
Ares Capital Corp.	2.150	07-15-26	2,379,000	2,355,951
Ares Capital Corp.	2.875	06-15-28	1,511,000	1,517,435
Ares Capital Corp.	3.875	01-15-26	2,027,000	2,150,082
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	25

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Ares Capital Corp.	4.200	06-10-24	976,000	$1,039,007
Cantor Fitzgerald LP (D)	4.875	05-01-24	2,164,000	2,340,511
Credit Suisse Group AG (D)	3.574	01-09-23	337,000	338,847
Lazard Group LLC	4.375	03-11-29	1,115,000	1,260,663
Macquarie Bank, Ltd. (D)	3.624	06-03-30	1,265,000	1,324,388
Macquarie Bank, Ltd. (D)	4.875	06-10-25	1,635,000	1,800,461
Morgan Stanley (2.188% to 4-28-25, then SOFR + 1.990%)	2.188	04-28-26	5,097,000	5,216,828
Morgan Stanley (2.484% to 9-16-31, then SOFR + 1.360%)	2.484	09-16-36	3,451,000	3,352,970
Morgan Stanley	3.875	01-27-26	1,493,000	1,629,772
MSCI, Inc. (D)	3.250	08-15-33	1,436,000	1,441,557
MSCI, Inc. (D)	3.625	11-01-31	1,605,000	1,653,150
The Goldman Sachs Group, Inc. (2.615% to 4-22-31, then SOFR + 1.281%)	2.615	04-22-32	4,953,000	4,973,363
The Goldman Sachs Group, Inc.	3.850	01-26-27	4,016,000	4,349,471
UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) (D)(E)	7.000	01-31-24	1,198,000	1,295,338
Consumer finance 0.2%
Ally Financial, Inc.	5.125	09-30-24	2,459,000	2,731,522
Ally Financial, Inc.	5.800	05-01-25	1,215,000	1,384,468
Discover Financial Services	4.100	02-09-27	621,000	684,073
Enova International, Inc. (D)	8.500	09-01-24	142,000	144,390
Enova International, Inc. (D)	8.500	09-15-25	1,175,000	1,210,250
OneMain Finance Corp.	6.875	03-15-25	335,000	373,944
OneMain Finance Corp.	8.875	06-01-25	375,000	405,469
Unifin Financiera SAB de CV (D)	9.875	01-28-29	1,659,000	1,539,560
Diversified financial services 0.3%
Brightstar Escrow Corp. (D)	9.750	10-15-25	522,000	557,888
GE Capital International Funding Company	4.418	11-15-35	3,748,000	4,559,795
Jefferies Group LLC	4.150	01-23-30	1,680,000	1,877,157
Jefferies Group LLC	4.850	01-15-27	2,947,000	3,371,208
Operadora de Servicios Mega SA de CV (D)	8.250	02-11-25	1,290,000	1,264,213
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	2,584,000	2,706,740
Insurance 0.6%
Athene Holding, Ltd.	3.500	01-15-31	865,000	923,657
AXA SA	8.600	12-15-30	845,000	1,243,162
Brighthouse Financial, Inc.	3.700	06-22-27	1,782,000	1,931,853
CNA Financial Corp.	2.050	08-15-30	627,000	611,826
CNO Financial Group, Inc.	5.250	05-30-25	882,000	984,706
CNO Financial Group, Inc.	5.250	05-30-29	2,078,000	2,423,260
26	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Liberty Mutual Group, Inc. (4.125% to 12-15-26, then 5 Year CMT + 3.315%) (D)	4.125	12-15-51	1,707,000	$1,749,675
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR + 3.576%) (D)	7.800	03-15-37	36,000	50,705
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	1,955,000	2,489,558
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) (D)	9.250	04-08-38	320,000	482,626
New York Life Insurance Company (D)	3.750	05-15-50	1,126,000	1,291,598
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (D)	2.750	01-21-51	2,711,000	2,633,059
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. Swap Rate + 3.650%) (D)	5.100	10-16-44	1,440,000	1,571,760
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	3,687,000	3,816,757
SBL Holdings, Inc. (D)	5.000	02-18-31	1,703,000	1,807,134
Teachers Insurance & Annuity Association of America (D)	4.270	05-15-47	2,371,000	2,905,654
Unum Group	4.125	06-15-51	832,000	859,267
Thrifts and mortgage finance 0.1%
Nationstar Mortgage Holdings, Inc. (D)	5.125	12-15-30	684,000	689,369
Nationstar Mortgage Holdings, Inc. (D)	5.500	08-15-28	887,000	909,175
Nationstar Mortgage Holdings, Inc. (D)	6.000	01-15-27	254,000	265,430
Radian Group, Inc.	4.500	10-01-24	530,000	561,800
Health care 1.3%				57,023,525
Biotechnology 0.2%
AbbVie, Inc.	3.200	11-21-29	7,297,000	7,797,792
Grifols Escrow Issuer SA (D)	4.750	10-15-28	582,000	590,730
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	752,000	800,278
Health care equipment and supplies 0.0%
Varex Imaging Corp. (D)	7.875	10-15-27	779,000	866,793
Health care providers and services 0.8%
AdaptHealth LLC (D)	5.125	03-01-30	912,000	916,560
AmerisourceBergen Corp.	2.800	05-15-30	1,794,000	1,851,528
Anthem, Inc.	2.250	05-15-30	560,000	558,353
Centene Corp.	3.000	10-15-30	1,383,000	1,405,654
Centene Corp.	3.375	02-15-30	935,000	959,544
Centene Corp.	4.250	12-15-27	289,000	302,728
Centene Corp.	4.625	12-15-29	618,000	666,668
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	27

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
CVS Health Corp.	2.700	08-21-40	1,301,000	$1,247,378
CVS Health Corp.	3.750	04-01-30	1,606,000	1,769,548
CVS Health Corp.	4.300	03-25-28	830,000	939,692
CVS Health Corp.	5.050	03-25-48	2,256,000	2,966,018
DaVita, Inc. (D)	3.750	02-15-31	1,878,000	1,779,405
DaVita, Inc. (D)	4.625	06-01-30	1,768,000	1,776,769
Encompass Health Corp.	4.500	02-01-28	462,000	470,361
Encompass Health Corp.	4.625	04-01-31	535,000	544,363
Fresenius Medical Care US Finance III, Inc. (D)	2.375	02-16-31	3,207,000	3,094,975
HCA, Inc.	4.125	06-15-29	1,559,000	1,726,720
HCA, Inc.	5.250	04-15-25	1,508,000	1,690,977
HCA, Inc.	5.250	06-15-26	1,425,000	1,615,906
MEDNAX, Inc. (D)	6.250	01-15-27	2,074,000	2,174,734
Rede D’or Finance Sarl (D)	4.500	01-22-30	1,370,000	1,342,614
Select Medical Corp. (D)	6.250	08-15-26	1,130,000	1,181,942
Universal Health Services, Inc. (D)	1.650	09-01-26	1,719,000	1,692,509
Universal Health Services, Inc. (D)	2.650	10-15-30	1,611,000	1,598,773
Pharmaceuticals 0.3%
Bausch Health Companies, Inc. (D)	5.250	01-30-30	495,000	446,749
Bausch Health Companies, Inc. (D)	6.125	04-15-25	1,422,000	1,448,335
Bausch Health Companies, Inc. (D)	6.250	02-15-29	1,745,000	1,690,469
Catalent Pharma Solutions, Inc. (D)	3.125	02-15-29	282,000	273,893
Catalent Pharma Solutions, Inc. (D)	5.000	07-15-27	155,000	160,038
Jazz Securities DAC (D)	4.375	01-15-29	509,000	522,998
Organon & Company (D)	5.125	04-30-31	1,470,000	1,516,202
Royalty Pharma PLC	1.750	09-02-27	1,599,000	1,568,453
Viatris, Inc. (D)	2.300	06-22-27	743,000	750,303
Viatris, Inc. (D)	2.700	06-22-30	2,063,000	2,061,433
Viatris, Inc. (D)	4.000	06-22-50	2,101,000	2,255,340
Industrials 3.0%				134,933,287
Aerospace and defense 0.4%
DAE Funding LLC (D)	2.625	03-20-25	1,109,000	1,120,693
Huntington Ingalls Industries, Inc.	3.844	05-01-25	567,000	609,711
Huntington Ingalls Industries, Inc.	4.200	05-01-30	1,692,000	1,901,190
Kratos Defense & Security Solutions, Inc. (D)	6.500	11-30-25	655,000	677,106
The Boeing Company	3.200	03-01-29	1,912,000	1,980,088
The Boeing Company	5.040	05-01-27	3,251,000	3,691,377
The Boeing Company	5.150	05-01-30	2,036,000	2,375,103
The Boeing Company	5.805	05-01-50	1,442,000	1,977,134
TransDigm, Inc.	5.500	11-15-27	3,258,000	3,335,378
28	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Air freight and logistics 0.0%
Simpar Europe SA (D)	5.200	01-26-31	480,000	$461,928
Watco Companies LLC (D)	6.500	06-15-27	217,000	230,563
Airlines 1.0%
Air Canada 2013-1 Class A Pass Through Trust (D)	4.125	05-15-25	696,887	707,981
Air Canada 2017-1 Class B Pass Through Trust (D)	3.700	01-15-26	575,675	557,137
Alaska Airlines 2020-1 Class B Pass Through Trust (D)	8.000	08-15-25	372,560	417,040
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	5,027,266	5,039,835
American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	1,208,202	1,184,855
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	1,335,547	1,347,514
American Airlines 2017-1 Class A Pass Through Trust	4.000	02-15-29	500,000	501,218
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	1,089,844	1,140,547
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	903,787	876,055
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	1,719,837	1,642,997
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	1,162,176	1,187,163
American Airlines 2021-1 Class A Pass Through Trust (C)	2.875	07-11-34	1,092,000	1,092,000
American Airlines 2021-1 Class B Pass Through Trust (C)	3.950	07-11-30	814,000	814,643
British Airways 2013-1 Class A Pass Through Trust (D)	4.625	06-20-24	798,806	839,399
British Airways 2018-1 Class A Pass Through Trust (D)	4.125	09-20-31	293,988	297,129
British Airways 2020-1 Class A Pass Through Trust (D)	4.250	11-15-32	511,673	551,088
British Airways 2020-1 Class B Pass Through Trust (D)	8.375	11-15-28	406,532	474,097
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	04-19-22	84,115	85,167
Delta Air Lines, Inc.	2.900	10-28-24	2,984,000	3,048,160
Delta Air Lines, Inc.	3.800	04-19-23	1,722,000	1,784,919
Delta Air Lines, Inc.	4.375	04-19-28	1,865,000	1,989,104
Delta Air Lines, Inc. (D)	4.500	10-20-25	370,000	394,814
Delta Air Lines, Inc. (D)	4.750	10-20-28	861,000	956,081
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	1,323,101	1,359,486
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	29

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	2,381,024	$2,499,528
United Airlines 2014-2 Class B Pass Through Trust	4.625	09-03-22	334,843	339,780
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	2,115,145	2,141,701
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,602,130	1,600,238
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	237,367	242,043
United Airlines 2019-1 Class A Pass Through Trust	4.550	08-25-31	820,250	886,970
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	4,016,072	4,467,880
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	818,976	861,571
United Airlines, Inc. (D)	4.375	04-15-26	140,000	144,826
United Airlines, Inc. (D)	4.625	04-15-29	288,000	296,922
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	122,409	124,337
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	984,044	1,045,534
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	286,947	302,729
US Airways 2012-2 Class A Pass Through Trust	4.625	06-03-25	932,808	930,476
Building products 0.1%
Builders FirstSource, Inc. (D)	4.250	02-01-32	1,413,000	1,424,219
Builders FirstSource, Inc. (D)	5.000	03-01-30	120,000	126,750
Builders FirstSource, Inc. (D)	6.750	06-01-27	159,000	167,546
Owens Corning	3.950	08-15-29	1,435,000	1,600,686
Commercial services and supplies 0.3%
Albion Financing 1 Sarl (D)	6.125	10-15-26	955,000	963,700
Allied Universal Holdco LLC (D)	6.000	06-01-29	489,000	481,242
APX Group, Inc. (D)	5.750	07-15-29	1,322,000	1,310,433
Cimpress PLC (D)	7.000	06-15-26	1,425,000	1,480,219
Clean Harbors, Inc. (D)	4.875	07-15-27	120,000	124,950
Deluxe Corp. (D)	8.000	06-01-29	636,000	669,390
Garda World Security Corp. (D)	6.000	06-01-29	901,000	878,475
GFL Environmental, Inc. (D)	3.500	09-01-28	1,411,000	1,403,945
GFL Environmental, Inc. (D)	4.375	08-15-29	1,148,000	1,137,002
GFL Environmental, Inc. (D)	4.750	06-15-29	747,000	753,525
Graphic Packaging International LLC (D)	3.500	03-01-29	994,000	984,060
Legends Hospitality Holding Company LLC (D)	5.000	02-01-26	273,000	277,095
30	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
LSC Communications, Inc. (D)(G)	8.750	10-15-23	1,058,000	$3,174
Prime Security Services Borrower LLC (D)	3.375	08-31-27	192,000	183,915
Prime Security Services Borrower LLC (D)	6.250	01-15-28	792,000	811,800
Stericycle, Inc. (D)	3.875	01-15-29	295,000	290,575
Williams Scotsman International, Inc. (D)	4.625	08-15-28	219,000	226,391
Construction and engineering 0.2%
AECOM	5.125	03-15-27	1,655,000	1,826,706
Global Infrastructure Solutions, Inc. (D)	5.625	06-01-29	1,270,000	1,301,750
MasTec, Inc. (D)	4.500	08-15-28	862,000	883,550
Picasso Finance Sub, Inc. (D)	6.125	06-15-25	88,000	92,620
Quanta Services, Inc.	0.950	10-01-24	1,063,000	1,054,403
Tutor Perini Corp. (D)	6.875	05-01-25	1,527,000	1,549,905
Electrical equipment 0.0%
Atkore, Inc. (D)	4.250	06-01-31	463,000	467,630
Vertiv Group Corp. (D)	4.125	11-15-28	1,627,000	1,616,831
Industrial conglomerates 0.1%
General Electric Company	4.250	05-01-40	2,674,000	3,198,736
General Electric Company	5.550	01-05-26	2,867,000	3,336,564
Machinery 0.1%
ATS Automation Tooling Systems, Inc. (D)	4.125	12-15-28	221,000	222,934
Flowserve Corp.	3.500	10-01-30	844,000	883,445
Hillenbrand, Inc.	3.750	03-01-31	1,401,000	1,369,478
JB Poindexter & Company, Inc. (D)	7.125	04-15-26	419,000	440,474
TK Elevator US Newco, Inc. (D)	5.250	07-15-27	366,000	372,515
Professional services 0.1%
CoStar Group, Inc. (D)	2.800	07-15-30	2,009,000	2,035,633
IHS Markit, Ltd. (D)	4.000	03-01-26	1,479,000	1,605,558
IHS Markit, Ltd. (D)	4.750	02-15-25	745,000	818,569
IHS Markit, Ltd.	4.750	08-01-28	938,000	1,093,097
TriNet Group, Inc. (D)	3.500	03-01-29	881,000	883,308
Road and rail 0.1%
Uber Technologies, Inc. (D)	4.500	08-15-29	2,383,000	2,398,311
Uber Technologies, Inc. (D)	7.500	05-15-25	1,178,000	1,255,713
Uber Technologies, Inc. (D)	7.500	09-15-27	2,073,000	2,267,551
Trading companies and distributors 0.6%
AerCap Ireland Capital DAC	1.650	10-29-24	3,195,000	3,202,201
AerCap Ireland Capital DAC	1.750	01-30-26	1,914,000	1,883,115
AerCap Ireland Capital DAC	2.450	10-29-26	3,243,000	3,273,449
AerCap Ireland Capital DAC	2.875	08-14-24	2,008,000	2,080,828
AerCap Ireland Capital DAC	3.650	07-21-27	576,000	610,521
Air Lease Corp.	2.100	09-01-28	1,069,000	1,037,962
Air Lease Corp.	2.875	01-15-26	923,000	954,066
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	31

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors (continued)
Air Lease Corp.	3.625	12-01-27	570,000	$605,890
Alta Equipment Group, Inc. (D)	5.625	04-15-26	270,000	276,075
Ashtead Capital, Inc. (D)	2.450	08-12-31	1,113,000	1,094,608
Ashtead Capital, Inc. (D)	4.250	11-01-29	747,000	809,403
Ashtead Capital, Inc. (D)	4.375	08-15-27	1,075,000	1,123,407
Beacon Roofing Supply, Inc. (D)	4.125	05-15-29	906,000	891,278
BlueLinx Holdings, Inc. (D)	6.000	11-15-29	1,477,000	1,442,586
Boise Cascade Company (D)	4.875	07-01-30	153,000	160,650
H&E Equipment Services, Inc. (D)	3.875	12-15-28	1,266,000	1,256,505
SMBC Aviation Capital Finance DAC (D)	2.300	06-15-28	878,000	871,591
United Rentals North America, Inc.	3.875	11-15-27	785,000	822,507
United Rentals North America, Inc.	3.875	02-15-31	496,000	499,670
United Rentals North America, Inc.	4.875	01-15-28	1,865,000	1,968,601
Transportation infrastructure 0.0%
Adani Ports & Special Economic Zone, Ltd. (D)	3.100	02-02-31	1,324,000	1,260,766
Information technology 1.9%				82,834,233
Communications equipment 0.2%
Motorola Solutions, Inc.	2.300	11-15-30	2,623,000	2,560,705
Motorola Solutions, Inc.	2.750	05-24-31	2,784,000	2,810,605
Motorola Solutions, Inc.	4.600	05-23-29	603,000	694,061
Telefonaktiebolaget LM Ericsson	4.125	05-15-22	1,834,000	1,868,388
IT services 0.3%
CGI, Inc. (D)	1.450	09-14-26	1,976,000	1,934,095
Gartner, Inc. (D)	3.625	06-15-29	573,000	575,865
Gartner, Inc. (D)	3.750	10-01-30	257,000	260,534
Gartner, Inc. (D)	4.500	07-01-28	1,789,000	1,862,707
PayPal Holdings, Inc.	2.850	10-01-29	2,783,000	2,939,133
Sabre GLBL, Inc. (D)	7.375	09-01-25	918,000	975,375
Square, Inc. (D)	2.750	06-01-26	472,000	477,189
Square, Inc. (D)	3.500	06-01-31	643,000	659,075
VeriSign, Inc.	2.700	06-15-31	1,300,000	1,313,013
VeriSign, Inc.	5.250	04-01-25	565,000	631,388
Semiconductors and semiconductor equipment 0.9%
Broadcom, Inc. (D)	3.419	04-15-33	4,088,000	4,220,921
Broadcom, Inc.	4.750	04-15-29	7,764,000	8,851,167
Broadcom, Inc.	5.000	04-15-30	2,969,000	3,445,127
KLA Corp.	4.100	03-15-29	1,520,000	1,727,578
Lam Research Corp.	4.875	03-15-49	1,473,000	2,002,417
Marvell Technology, Inc.	2.450	04-15-28	2,175,000	2,183,462
Marvell Technology, Inc. (D)	4.875	06-22-28	2,004,000	2,307,861
Micron Technology, Inc.	4.185	02-15-27	4,991,000	5,501,879
32	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Micron Technology, Inc.	4.975	02-06-26	912,000	$1,025,143
Micron Technology, Inc.	5.327	02-06-29	4,248,000	5,010,728
NXP BV (D)	3.250	05-11-41	863,000	882,013
NXP BV (D)	3.875	06-18-26	2,812,000	3,063,357
Qorvo, Inc. (D)	3.375	04-01-31	1,276,000	1,319,116
Software 0.2%
Autodesk, Inc.	2.850	01-15-30	523,000	542,382
Clarivate Science Holdings Corp. (D)	3.875	07-01-28	473,000	467,679
Clarivate Science Holdings Corp. (D)	4.875	07-01-29	481,000	478,932
Consensus Cloud Solutions, Inc. (D)	6.500	10-15-28	1,132,000	1,177,280
Crowdstrike Holdings, Inc.	3.000	02-15-29	231,000	228,113
Infor, Inc. (D)	1.750	07-15-25	413,000	416,235
Oracle Corp.	2.950	04-01-30	4,015,000	4,162,048
PTC, Inc. (D)	4.000	02-15-28	196,000	198,695
Ziff Davis, Inc. (D)	4.625	10-15-30	720,000	754,200
Technology hardware, storage and peripherals 0.3%
Atento Luxco 1 SA (D)	8.000	02-10-26	573,000	608,244
CDW LLC	3.250	02-15-29	460,000	466,440
Dell International LLC	4.900	10-01-26	2,940,000	3,350,001
Dell International LLC	5.300	10-01-29	2,708,000	3,257,318
Dell International LLC	5.850	07-15-25	1,093,000	1,256,227
Dell International LLC	8.350	07-15-46	1,856,000	3,084,252
Xerox Holdings Corp. (D)	5.500	08-15-28	1,269,000	1,283,285
Materials 0.9%				39,455,428
Chemicals 0.4%
Braskem Idesa SAPI (D)	6.990	02-20-32	1,072,000	1,097,294
Braskem Netherlands Finance BV (D)	5.875	01-31-50	1,125,000	1,197,281
Braskem Netherlands Finance BV (8.500% to 10-24-25, then 5 Year CMT + 8.220%) (D)	8.500	01-23-81	1,381,000	1,537,412
CVR Partners LP (D)	6.125	06-15-28	539,000	557,865
Cydsa SAB de CV (D)	6.250	10-04-27	1,215,000	1,234,744
FS Luxembourg Sarl (D)	10.000	12-15-25	1,815,000	2,001,038
INEOS Quattro Finance 2 PLC (D)	3.375	01-15-26	320,000	318,000
LSB Industries, Inc. (D)	6.250	10-15-28	441,000	445,141
Methanex Corp.	4.250	12-01-24	1,190,000	1,255,450
Orbia Advance Corp. SAB de CV (D)	5.500	01-15-48	1,569,000	1,842,398
Sasol Financing USA LLC	5.500	03-18-31	1,846,000	1,896,396
Trinseo Materials Operating SCA (D)	5.125	04-01-29	928,000	930,598
Tronox, Inc. (D)	4.625	03-15-29	1,066,000	1,045,032
Valvoline, Inc. (D)	3.625	06-15-31	1,188,000	1,158,300
WR Grace Holdings LLC (D)	4.875	06-15-27	404,000	410,363
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	33

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
WR Grace Holdings LLC (D)	5.625	08-15-29	684,000	$689,985
Construction materials 0.1%
Cemex SAB de CV (D)	3.875	07-11-31	1,211,000	1,215,481
Cemex SAB de CV (D)	5.200	09-17-30	1,176,000	1,273,255
Standard Industries, Inc. (D)	3.375	01-15-31	438,000	406,144
Standard Industries, Inc. (D)	5.000	02-15-27	196,000	201,145
Vulcan Materials Company	3.500	06-01-30	1,228,000	1,339,593
Containers and packaging 0.1%
Graham Packaging Company, Inc. (D)	7.125	08-15-28	74,000	76,127
Mauser Packaging Solutions Holding Company (D)	8.500	04-15-24	139,000	143,170
Owens-Brockway Glass Container, Inc. (D)	6.625	05-13-27	702,000	750,263
Pactiv Evergreen Group Issuer, Inc. (D)	4.000	10-15-27	1,321,000	1,292,599
Pactiv Evergreen Group Issuer, Inc. (D)	4.375	10-15-28	907,000	894,529
Trident TPI Holdings, Inc. (D)	6.625	11-01-25	280,000	283,850
Metals and mining 0.3%
Anglo American Capital PLC (D)	4.750	04-10-27	1,100,000	1,235,090
Arconic Corp. (D)	6.000	05-15-25	304,000	318,060
Arconic Corp. (D)	6.125	02-15-28	747,000	787,151
Commercial Metals Company	5.375	07-15-27	231,000	241,395
First Quantum Minerals, Ltd. (D)	6.500	03-01-24	500,000	507,500
First Quantum Minerals, Ltd. (D)	6.875	03-01-26	665,000	692,431
First Quantum Minerals, Ltd. (D)	6.875	10-15-27	1,134,000	1,210,545
First Quantum Minerals, Ltd. (D)	7.250	04-01-23	290,000	295,278
First Quantum Minerals, Ltd. (D)	7.500	04-01-25	583,000	603,405
FMG Resources August 2006 Pty, Ltd. (D)	4.375	04-01-31	813,000	823,163
Freeport-McMoRan, Inc.	4.625	08-01-30	1,229,000	1,328,856
Freeport-McMoRan, Inc.	5.450	03-15-43	1,122,000	1,411,476
Hudbay Minerals, Inc. (D)	4.500	04-01-26	288,000	287,280
JW Aluminum Continuous Cast Company (D)	10.250	06-01-26	461,000	481,745
Newmont Corp.	2.800	10-01-29	915,000	942,614
Novelis Corp. (D)	4.750	01-30-30	1,999,000	2,078,960
Volcan Cia Minera SAA (D)	4.375	02-11-26	303,000	295,425
Paper and forest products 0.0%
Inversiones CMPC SA (D)	3.850	01-13-30	407,000	421,601
Real estate 0.9%				40,192,434
Equity real estate investment trusts 0.9%
American Homes 4 Rent LP	4.250	02-15-28	1,050,000	1,178,598
American Tower Corp.	3.550	07-15-27	3,073,000	3,314,020
American Tower Corp.	3.800	08-15-29	1,140,000	1,252,438
Crown Castle International Corp.	3.300	07-01-30	287,000	303,349
34	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Crown Castle International Corp.	3.650	09-01-27	2,307,000	$2,502,994
Crown Castle International Corp.	3.800	02-15-28	926,000	1,015,386
CyrusOne LP	2.150	11-01-30	686,000	647,292
CyrusOne LP	3.450	11-15-29	1,726,000	1,811,333
Equinix, Inc.	1.550	03-15-28	1,970,000	1,909,528
Equinix, Inc.	1.800	07-15-27	1,127,000	1,119,490
Equinix, Inc.	2.500	05-15-31	3,405,000	3,405,302
Equinix, Inc.	3.200	11-18-29	2,551,000	2,687,397
GLP Capital LP	5.375	04-15-26	1,489,000	1,679,130
Host Hotels & Resorts LP	3.375	12-15-29	2,195,000	2,248,150
Host Hotels & Resorts LP	3.500	09-15-30	1,591,000	1,640,975
Host Hotels & Resorts LP	4.500	02-01-26	839,000	910,132
Iron Mountain, Inc. (D)	4.875	09-15-29	781,000	806,851
Iron Mountain, Inc. (D)	5.250	07-15-30	1,041,000	1,087,023
MGM Growth Properties Operating Partnership LP (D)	3.875	02-15-29	798,000	845,098
RHP Hotel Properties LP (D)	4.500	02-15-29	1,734,000	1,716,660
RLJ Lodging Trust LP (D)	3.750	07-01-26	734,000	741,340
SBA Communications Corp.	3.875	02-15-27	1,820,000	1,876,930
SBA Tower Trust (D)	2.836	01-15-25	1,172,000	1,215,526
Uniti Group LP (D)	6.500	02-15-29	593,000	599,870
Ventas Realty LP	3.500	02-01-25	1,355,000	1,441,399
VICI Properties LP (D)	4.125	08-15-30	642,000	674,100
VICI Properties LP (D)	4.625	12-01-29	993,000	1,059,407
XHR LP (D)	4.875	06-01-29	490,000	502,716
Utilities 0.7%				29,328,685
Electric utilities 0.4%
ABY Transmision Sur SA (D)	6.875	04-30-43	831,328	1,082,805
Emera US Finance LP	3.550	06-15-26	797,000	855,435
FirstEnergy Corp.	2.650	03-01-30	1,040,000	1,023,329
Instituto Costarricense de Electricidad (D)	6.375	05-15-43	515,000	437,750
Israel Electric Corp., Ltd. (D)	6.875	06-21-23	300,000	327,270
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	3,165,000	3,433,408
NRG Energy, Inc. (D)	2.450	12-02-27	1,425,000	1,425,407
NRG Energy, Inc. (D)	3.375	02-15-29	244,000	237,900
NRG Energy, Inc. (D)	3.625	02-15-31	671,000	653,051
NRG Energy, Inc. (D)	3.875	02-15-32	1,912,000	1,873,760
NRG Energy, Inc. (D)	4.450	06-15-29	1,077,000	1,180,523
Vistra Operations Company LLC (D)	3.700	01-30-27	3,055,000	3,176,674
Vistra Operations Company LLC (D)	4.300	07-15-29	2,375,000	2,541,816
Gas utilities 0.1%
AmeriGas Partners LP	5.500	05-20-25	1,060,000	1,148,775
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	35

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Gas utilities (continued)
Infraestructura Energetica Nova SAB de CV (D)	4.750	01-15-51	2,606,000	$2,661,091
Suburban Propane Partners LP (D)	5.000	06-01-31	852,000	873,300
Independent power and renewable electricity producers 0.1%
AES Panama Generation Holdings SRL (D)	4.375	05-31-30	1,201,000	1,238,447
DPL, Inc.	4.125	07-01-25	1,276,000	1,349,536
LLPL Capital Pte, Ltd. (D)	6.875	02-04-39	134,505	154,008
NextEra Energy Operating Partners LP (D)	3.875	10-15-26	1,071,000	1,139,276
NextEra Energy Operating Partners LP (D)	4.500	09-15-27	255,000	272,799
Multi-utilities 0.1%
Dominion Energy, Inc.	3.375	04-01-30	1,031,000	1,108,590

NiSource, Inc.	3.600	05-01-30	1,041,000	1,133,735
Municipal bonds 0.1%				$4,053,171
(Cost $3,869,326)
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	1,523,000	1,729,399
New Jersey Transportation Trust Fund Authority	4.131	06-15-42	95,000	108,199

State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	2,221,000	2,215,573
Term loans (H) 0.1%				$2,557,102
(Cost $2,546,908)
Communication services 0.0%				203,339
Media 0.0%
AP Core Holdings II LLC, Term Loan B2 (1 month LIBOR + 5.500%)	6.250	09-01-27	203,000	203,339
Industrials 0.1%				1,414,938
Professional services 0.1%
CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%)	4.000	06-02-28	1,416,000	1,414,938
Information technology 0.0%				938,825
Semiconductors and semiconductor equipment 0.0%

MKS Instruments, Inc., Term Loan (I)	TBD	10-21-28	940,000	938,825
Collateralized mortgage obligations 2.3%				$105,098,027
(Cost $109,794,457)
Commercial and residential 1.9%				86,745,587
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1 (D)(J)	0.990	04-25-53	1,236,399	1,233,483
Series 2021-2, Class A1 (D)(J)	0.985	04-25-66	994,332	985,970
Series 2021-4, Class A1 (D)(J)	1.035	01-20-65	2,159,226	2,143,432
Series 2021-5, Class A1 (D)(J)	0.951	07-25-66	2,671,729	2,657,866
36	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Arroyo Mortgage Trust
Series 2021-1R, Class A1 (D)(J)	1.175	10-25-48	1,562,508	$1,560,960
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class ENM (D)(J)	3.719	11-05-32	575,000	548,603
BBCMS Mortgage Trust
Series 2019-C5, Class A2	3.043	11-15-52	665,000	688,517
Series 2020-C6, Class A2	2.690	02-15-53	822,000	848,430
BBCMS Trust
Series 2015-MSQ, Class D (D)(J)	3.990	09-15-32	385,000	388,007
Series 2015-SRCH, Class D (D)(J)	4.957	08-10-35	840,000	922,895
Benchmark Mortgage Trust
Series 2019-B12, Class A2	3.001	08-15-52	905,000	940,055
Series 2019-B13, Class A2	2.889	08-15-57	780,000	803,162
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1 (D)(J)	0.941	02-25-49	948,182	950,449
BWAY Mortgage Trust
Series 2015-1740, Class XA IO (D)	0.896	01-10-35	7,015,000	17,124
BX Commercial Mortgage Trust
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (D)(F)	1.411	03-15-37	1,604,000	1,601,450
Series 2020-VKNG, Class A (1 month LIBOR + 0.930%) (D)(F)	1.020	10-15-37	1,736,145	1,739,338
Series 2021-VOLT, Class C (1 month LIBOR + 1.100%) (D)(F)	1.190	09-15-36	1,945,000	1,926,668
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (D)(F)	1.840	12-15-37	478,000	478,001
Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) (D)(F)	2.640	12-15-37	946,000	943,611
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class A (D)	3.341	05-10-36	1,634,000	1,712,492
Series 2019-SMRT, Class A (D)	4.149	01-10-36	853,000	904,683
COLT Mortgage Loan Trust
Series 2020-1, Class A1 (D)(J)	2.488	02-25-50	174,459	174,390
Series 2021-2, Class A1 (D)(J)	0.924	08-25-66	1,752,554	1,741,997
Series 2021-3, Class A1 (D)(J)	0.956	09-27-66	2,481,154	2,457,793
Series 2021-HX1, Class A1 (D)(J)	1.110	10-25-66	2,160,926	2,149,993
COLT Trust
Series 2020-RPL1, Class A1 (D)(J)	1.390	01-25-65	3,240,520	3,212,358
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.611	08-15-45	3,595,495	15,366
Series 2012-CR3, Class XA IO	1.834	10-15-45	5,225,126	48,163
Series 2014-CR15, Class XA IO	0.711	02-10-47	4,498,150	66,135
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.440	05-10-51	9,620,974	247,673
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (D)(J)	4.394	08-10-30	880,000	902,369
Series 2017-PANW, Class A (D)	3.244	10-10-29	305,000	313,178
Series 2020-CBM, Class A2 (D)	2.896	02-10-37	987,000	1,007,867
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	37

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (D)(F)	1.690	05-15-36	1,390,000	$1,391,438
Series 2020-NET, Class A (D)	2.257	08-15-37	692,000	701,955
Series 2021-NQM2, Class A1 (D)(J)	1.179	02-25-66	1,544,451	1,538,939
Series 2021-NQM3, Class A1 (D)(J)	1.015	04-25-66	1,399,070	1,390,777
Series 2021-NQM5, Class A1 (D)(J)	0.938	05-25-66	1,302,700	1,289,153
Series 2021-NQM6, Class A1 (D)(J)	1.174	07-25-66	2,193,700	2,182,367
Ellington Financial Mortgage Trust
Series 2021-1, Class A1 (D)(J)	0.797	02-25-66	737,977	734,110
Series 2021-2, Class A1 (D)(J)	0.931	06-25-66	1,456,708	1,446,861
Flagstar Mortgage Trust
Series 2021-1, Class A2 (D)(J)	2.500	02-01-51	2,408,889	2,426,168
GCAT Trust
Series 2019-NQM1, Class A1 (D)	2.985	02-25-59	714,011	713,689
Series 2021-NQM1, Class A1 (D)(J)	0.874	01-25-66	1,397,072	1,388,862
Series 2021-NQM2, Class A1 (D)(J)	1.036	05-25-66	1,203,843	1,196,495
Series 2021-NQM3, Class A1 (D)(J)	1.091	05-25-66	1,882,449	1,874,146
GS Mortgage Securities Trust
Series 2015-590M, Class C (D)(J)	3.805	10-10-35	320,000	333,488
Series 2017-485L, Class C (D)(J)	3.982	02-10-37	250,000	258,156
Series 2019-GC40, Class A2	2.971	07-10-52	845,000	877,385
Series 2020-UPTN, Class A (D)	2.751	02-10-37	650,000	666,985
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1 (D)(J)	1.382	09-27-60	353,474	353,007
Series 2021-NQM1, Class A1 (D)(J)	1.017	07-25-61	890,411	886,822
Imperial Fund Mortgage Trust
Series 2021-NQM1, Class A1 (D)(J)	1.071	06-25-56	1,233,695	1,221,320
IMT Trust
Series 2017-APTS, Class AFX (D)	3.478	06-15-34	330,000	345,314
Series 2017-APTS, Class CFX (D)(J)	3.497	06-15-34	400,000	412,707
Irvine Core Office Trust
Series 2013-IRV, Class A2 (D)(J)	3.173	05-15-48	1,370,000	1,414,044
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (D)	1.431	07-05-32	5,712,597	34,733
Series 2020-NNN, Class AFX (D)	2.812	01-16-37	1,161,000	1,195,688
KNDL Mortgage Trust
Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) (D)(F)	1.440	05-15-36	840,000	839,487
Life Mortgage Trust
Series 2021-BMR, Class A (1 month LIBOR + 0.700%) (D)(F)	0.791	03-15-38	1,589,000	1,587,091
Series 2021-BMR, Class D (1 month LIBOR + 1.400%) (D)(F)	1.491	03-15-38	1,244,000	1,242,502
MFA Trust
Series 2020-NQM3, Class A1 (D)(J)	1.014	01-26-65	767,826	765,936
Series 2021-NQM1, Class A1 (D)(J)	1.153	04-25-65	1,208,814	1,206,415
Morgan Stanley Capital I Trust
38	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (D)(F)	1.490	11-15-34	1,125,000	$1,124,316
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D (D)(J)	3.790	11-15-32	464,000	468,277
Series 2018-ALXA, Class C (D)(J)	4.316	01-15-43	380,000	402,417
OBX Trust
Series 2020-EXP2, Class A3 (D)(J)	2.500	05-25-60	568,991	574,185
Series 2021-NQM2, Class A1 (D)(J)	1.101	05-25-61	2,002,525	1,998,401
Series 2021-NQM3, Class A1 (D)(J)	1.054	07-25-61	2,296,503	2,280,690
One Market Plaza Trust
Series 2017-1MKT, Class D (D)	4.146	02-10-32	240,000	241,307
Provident Funding Mortgage Trust
Series 2020-F1, Class A2 (D)(J)	2.000	01-25-36	1,975,732	1,988,017
SLG Office Trust
Series 2021-OVA, Class D (D)	2.851	07-15-41	1,738,000	1,715,596
Starwood Mortgage Residential Trust
Series 2020-3, Class A1 (D)(J)	1.486	04-25-65	602,408	603,603
Verus Securitization Trust
Series 2020-5, Class A1 (D)	1.218	05-25-65	541,328	541,346
Series 2021-3, Class A1 (D)(J)	1.046	06-25-66	2,197,957	2,187,265
Series 2021-4, Class A1 (D)(J)	0.938	07-25-66	1,003,411	993,404
Series 2021-5, Class A1 (D)(J)	1.013	09-25-66	1,983,881	1,968,560
Series 2021-R1, Class A1 (D)(J)	0.820	10-25-63	1,371,159	1,369,000
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (D)	1.855	11-15-45	3,979,821	40,685
U.S. Government Agency 0.4%				18,352,440
Federal Home Loan Mortgage Corp.
Series K017, Class X1 IO	1.459	12-25-21	902,967	70
Series K021, Class X1 IO	1.376	06-25-22	264,799	777
Series K022, Class X1 IO	1.171	07-25-22	9,679,386	55,125
Government National Mortgage Association
Series 2012-114, Class IO	0.628	01-16-53	1,324,864	27,831
Series 2016-174, Class IO	0.822	11-16-56	3,068,654	159,212
Series 2017-109, Class IO	0.422	04-16-57	3,648,556	125,005
Series 2017-124, Class IO	0.685	01-16-59	2,572,644	116,189
Series 2017-135, Class IO	0.732	10-16-58	3,035,922	148,755
Series 2017-140, Class IO	0.525	02-16-59	1,450,688	63,217
Series 2017-159, Class IO	0.475	06-16-59	2,334,009	107,398
Series 2017-169, Class IO	0.594	01-16-60	28,293,023	1,287,712
Series 2017-20, Class IO	0.662	12-16-58	4,297,271	172,103
Series 2017-22, Class IO	0.764	12-16-57	1,097,486	52,761
Series 2017-41, Class IO	0.662	07-16-58	3,473,675	144,680
Series 2017-46, Class IO	0.629	11-16-57	3,680,730	164,548
Series 2017-61, Class IO	0.789	05-16-59	1,425,590	72,237
Series 2018-158, Class IO	0.741	05-16-61	3,744,517	239,029
Series 2018-35, Class IO	0.519	03-16-60	4,454,661	222,728
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	39

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2018-43, Class IO	0.534	05-16-60	7,067,522	$329,049
Series 2018-68, Class IO	0.441	01-16-60	7,101,102	319,562
Series 2018-69, Class IO	0.586	04-16-60	4,320,583	251,706
Series 2018-81, Class IO	0.475	01-16-60	5,616,324	248,844
Series 2018-9, Class IO	0.495	01-16-60	9,156,927	412,224
Series 2019-131, Class IO	0.887	07-16-61	3,809,198	246,892
Series 2020-100, Class IO	0.847	05-16-62	4,699,503	348,941
Series 2020-108, Class IO	0.891	06-16-62	28,129,503	2,103,083
Series 2020-114, Class IO	0.868	09-16-62	13,397,431	987,781
Series 2020-118, Class IO	0.911	06-16-62	10,562,147	825,533
Series 2020-119, Class IO	0.758	08-16-62	5,607,876	387,224
Series 2020-120, Class IO	0.833	05-16-62	3,034,845	229,647
Series 2020-137, Class IO	0.822	09-16-62	21,679,329	1,552,671
Series 2020-150, Class IO	0.976	12-16-62	9,750,770	793,259
Series 2020-170, Class IO	0.879	11-16-62	13,614,258	1,073,849
Series 2020-92, Class IO	0.952	02-16-62	10,501,833	817,704
Series 2021-110, Class IO	0.878	11-16-63	7,697,105	631,289
Series 2021-110, Class IO	0.872	01-16-63	7,474,000	587,559
Series 2021-163, Class IO	0.863	03-16-64	10,089,637	813,731
Series 2021-3, Class IO	0.918	09-16-62	23,419,411	1,883,675

Series 2021-40, Class IO	0.842	02-16-63	4,539,066	348,840
Asset backed securities 3.5%				$154,992,129
(Cost $154,835,475)
Asset backed securities 3.5%				154,992,129
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (D)	1.937	08-15-46	3,271,000	3,254,251
AMSR Trust
Series 2020-SFR4, Class A (D)	1.355	11-17-37	2,300,000	2,272,936
Applebee’s Funding LLC
Series 2019-1A, Class A2I (D)	4.194	06-05-49	2,545,290	2,573,459
Aqua Finance Trust
Series 2021-A, Class A (D)	1.540	07-17-46	1,233,000	1,226,730
Arby’s Funding LLC
Series 2020-1A, Class A2 (D)	3.237	07-30-50	2,459,160	2,550,078
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A (D)	2.360	03-20-26	2,356,000	2,424,535
Series 2020-1A, Class A (D)	2.330	08-20-26	2,091,000	2,152,467
Bojangles Issuer LLC
Series 2020-1A, Class A2 (D)	3.832	10-20-50	1,153,000	1,188,457
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (D)	3.280	09-26-33	874,173	905,071
CARS-DB4 LP
Series 2020-1A, Class B1 (D)	4.170	02-15-50	1,485,000	1,516,788
40	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
CF Hippolyta LLC
Series 2020-1, Class A1 (D)	1.690	07-15-60	2,637,315	$2,637,243
Series 2021-1A, Class A1 (D)	1.530	03-15-61	2,137,472	2,116,251
Chase Auto Credit Linked Notes
Series 2021-3, Class B (D)	0.760	02-26-29	1,567,337	1,562,360
CLI Funding VI LLC
Series 2020-1A, Class A (D)	2.080	09-18-45	3,119,632	3,109,817
CLI Funding VIII LLC
Series 2021-1A, Class A (D)	1.640	02-18-46	2,261,052	2,215,454
CoreVest American Finance Trust
Series 2019-3, Class A (D)	2.705	10-15-52	391,035	403,356
CWABS Asset-Backed Certificates Trust
Series 2004-10, Class AF5B	4.360	02-25-35	5,433	5,415
DataBank Issuer
Series 2021-1A, Class A2 (D)	2.060	02-27-51	1,103,000	1,096,245
DB Master Finance LLC
Series 2017-1A, Class A2II (D)	4.030	11-20-47	827,970	869,821
Series 2021-1A, Class A2I (D)	2.045	11-20-51	4,129,000	4,125,935
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (D)	3.475	04-15-49	514,000	510,331
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (D)	4.118	07-25-47	2,610,300	2,769,105
Series 2021-1A, Class A2I (D)	2.662	04-25-51	1,871,595	1,914,423
Driven Brands Funding LLC
Series 2020-2A, Class A2 (D)	3.237	01-20-51	1,516,540	1,548,345
Series 2021-1A, Class A2 (D)	2.791	10-20-51	2,278,000	2,266,373
FirstKey Homes Trust
Series 2020-SFR1, Class A (D)	1.339	08-17-37	3,075,438	3,036,995
Series 2020-SFR2, Class A (D)	1.266	10-19-37	3,351,439	3,305,635
Series 2021-SFR1, Class A (D)	1.538	08-17-38	2,621,211	2,580,527
Series 2021-SFR1, Class D (D)	2.189	08-17-38	1,729,000	1,702,594
Five Guys Funding LLC
Series 2017-1A, Class A2 (D)	4.600	07-25-47	1,090,758	1,140,183
FOCUS Brands Funding LLC
Series 2017-1A, Class A2IB (D)	3.857	04-30-47	739,376	753,020
Ford Credit Auto Owner Trust
Series 2020-1, Class A (D)	2.040	08-15-31	3,486,000	3,574,435
Ford Credit Floorplan Master Owner Trust
Series 2019-2, Class A	3.060	04-15-26	3,803,000	3,992,683
Series 2020-2, Class A	1.060	09-15-27	2,829,000	2,795,197
GM Financial Automobile Leasing Trust
Series 2021-2, Class A4	0.410	05-20-25	626,000	621,410
GMF Floorplan Owner Revolving Trust
Series 2019-2, Class A (D)	2.900	04-15-26	2,135,000	2,234,246
Series 2020-1, Class A (D)	0.680	08-15-25	935,000	934,654
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (D)	3.208	01-22-29	1,423,000	1,428,739
Series 2021-1A, Class A2 (D)	2.773	04-20-29	1,642,000	1,620,352
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	41

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Hilton Grand Vacations Trust
Series 2017-AA, Class A (D)	2.660	12-26-28	574,846	$585,009
Series 2018-AA, Class A (D)	3.540	02-25-32	469,831	486,465
Home Partners of America Trust
Series 2021-2, Class A (D)	1.901	12-17-26	2,217,000	2,216,953
Honda Auto Receivables Owner Trust
Series 2021-2, Class A4	0.550	08-16-27	1,172,000	1,157,068
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (D)	4.970	08-25-49	1,276,355	1,387,702
Series 2019-1A, Class A2I (D)	3.982	08-25-49	1,003,418	1,012,914
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (D)	2.730	10-25-48	115,480	117,310
MVW Owner Trust
Series 2018-1A, Class A (D)	3.450	01-21-36	1,021,077	1,051,721
Navient Private Education Loan Trust
Series 2016-AA, Class A2A (D)	3.910	12-15-45	227,832	238,542
Navient Private Education Refi Loan Trust
Series 2019-FA, Class A2 (D)	2.600	08-15-68	1,420,248	1,449,061
Navient Student Loan Trust
Series 2020-2A, Class A1A (D)	1.320	08-26-69	1,620,620	1,585,635
Neighborly Issuer LLC
Series 2021-1A, Class A2 (D)	3.584	04-30-51	3,663,818	3,758,252
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 (D)	1.910	10-20-61	3,311,000	3,295,610
Series 2021-1, Class B1 (D)	2.410	10-20-61	1,005,000	1,009,453
NRZ Excess Spread-Collateralized Notes
Series 2018-FNT1, Class A (D)	3.610	05-25-23	193,954	194,051
Series 2018-FNT2, Class A (D)	3.790	07-25-54	131,321	131,612
Series 2021-FHT1, Class A (D)	3.104	07-25-26	601,824	602,536
Oxford Finance Funding LLC
Series 2019-1A, Class A2 (D)	4.459	02-15-27	769,690	789,150
PFS Financing Corp.
Series 2020-E, Class A (D)	1.000	10-15-25	1,362,000	1,362,686
Progress Residential Trust
Series 2020-SFR1, Class A (D)	1.732	04-17-37	1,132,000	1,137,337
Series 2021-SFR8, Class B (D)	1.681	10-17-38	1,093,000	1,071,723
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF4	4.934	08-25-35	232,170	238,279
Santander Revolving Auto Loan Trust
Series 2019-A, Class A (D)	2.510	01-26-32	2,804,000	2,917,480
ServiceMaster Funding LLC
Series 2021-1, Class A2I (D)	2.865	07-30-51	2,136,000	2,106,942
Sesac Finance LLC
Series 2019-1, Class A2 (D)	5.216	07-25-49	1,708,670	1,798,404
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class A (D)	3.200	01-20-36	272,689	280,468
42	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
SMB Private Education Loan Trust
Series 2015-C, Class A2A (D)	2.750	07-15-27	54,362	$54,666
Series 2019-B, Class A2A (D)	2.840	06-15-37	1,897,304	1,957,440
Series 2020-PTA, Class A2A (D)	1.600	09-15-54	2,002,688	2,003,899
Series 2021-A, Class APT2 (D)	1.070	01-15-53	1,334,606	1,302,225
Sonic Capital LLC
Series 2020-1A, Class A2I (D)	3.845	01-20-50	2,094,278	2,190,808
Series 2021-1A, Class A2I (D)	2.190	08-20-51	1,936,385	1,893,610
Sunbird Engine Finance LLC
Series 2020-1A, Class A (D)	3.671	02-15-45	434,544	424,715
Taco Bell Funding LLC
Series 2021-1A, Class A2I (D)	1.946	08-25-51	3,517,000	3,483,712
TIF Funding II LLC
Series 2021-1A, Class A (D)	1.650	02-20-46	1,318,625	1,279,966
Towd Point Mortgage Trust
Series 2015-1, Class A5 (D)(J)	3.162	10-25-53	566,000	583,257
Series 2015-2, Class 1M2 (D)(J)	3.366	11-25-60	815,000	841,033
Series 2017-2, Class A1 (D)(J)	2.750	04-25-57	72,135	72,943
Series 2018-1, Class A1 (D)(J)	3.000	01-25-58	261,539	265,360
Series 2018-4, Class A1 (D)(J)	3.000	06-25-58	927,800	955,323
Series 2018-5, Class A1A (D)(J)	3.250	07-25-58	118,596	120,592
Series 2018-6, Class A1A (D)(J)	3.750	03-25-58	1,172,679	1,200,097
Series 2019-1, Class A1 (D)(J)	3.692	03-25-58	1,080,100	1,125,629
Series 2019-4, Class A1 (D)(J)	2.900	10-25-59	1,095,954	1,127,043
Series 2020-4, Class A1 (D)	1.750	10-25-60	1,398,899	1,406,828
Toyota Auto Loan Extended Note Trust
Series 2019-1A, Class A (D)	2.560	11-25-31	4,802,000	4,993,605
Series 2020-1A, Class A (D)	1.350	05-25-33	1,795,000	1,800,756
Triton Container Finance VIII LLC
Series 2020-1A, Class A (D)	2.110	09-20-45	3,086,917	3,085,169
Series 2021-1A, Class A (D)	1.860	03-20-46	2,044,346	2,010,742
Vantage Data Centers LLC
Series 2020-1A, Class A2 (D)	1.645	09-15-45	1,734,000	1,714,096
Series 2020-2A, Class A2 (D)	1.992	09-15-45	1,513,000	1,490,227
VR Funding LLC
Series 2020-1A, Class A (D)	2.790	11-15-50	2,721,960	2,716,991
VSE VOI Mortgage LLC
Series 2017-A, Class A (D)	2.330	03-20-35	687,602	698,653
Wendy’s Funding LLC
Series 2021-1A, Class A2I (D)	2.370	06-15-51	1,914,203	1,918,232
Willis Engine Structured Trust V
Series 2020-A, Class A (D)	3.228	03-15-45	396,787	390,933
Zaxby’s Funding LLC
Series 2021-1A, Class A2 (D)	3.238	07-30-51	2,913,000	2,965,300

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	43

	Yield (%)	Shares	Value
Short-term investments 3.0%			$132,488,753
(Cost $132,487,766)
Short-term funds 3.0%			132,488,753
Federated Government Obligations Fund, Institutional Class	0.0300(K)	116,462,076	116,462,076
John Hancock Collateral Trust (L)	0.0370(K)	1,601,771	16,026,677

Total investments (Cost $3,320,565,900) 102.2%	$4,564,144,558
Other assets and liabilities, net (2.2%)	(96,133,650)
Total net assets 100.0%	$4,468,010,908

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 10-31-21.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $590,118,083 or 13.2% of the fund’s net assets as of 10-31-21.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Non-income producing - Issuer is in default.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(K)	The rate shown is the annualized seven-day yield as of 10-31-21.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $3,335,307,544. Net unrealized appreciation aggregated to $1,228,837,014, of which $1,263,144,634 related to gross unrealized appreciation and $34,307,620 related to gross unrealized depreciation.
44	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $3,304,540,210) including $22,072,263 of securities loaned	$4,548,117,881
Affiliated investments, at value (Cost $16,025,690)	16,026,677
Total investments, at value (Cost $3,320,565,900)	4,564,144,558
Cash	2,397,930
Dividends and interest receivable	14,263,890
Receivable for fund shares sold	12,603,306
Receivable for investments sold	20,002,798
Receivable for securities lending income	6,285
Other assets	212,273
Total assets	4,613,631,040
Liabilities
Payable for investments purchased	23,456,047
Payable for delayed delivery securities purchased	100,755,970
Payable for fund shares repurchased	4,188,858
Payable upon return of securities loaned	16,024,705
Payable to affiliates
Accounting and legal services fees	242,656
Transfer agent fees	359,820
Distribution and service fees	269,970
Other liabilities and accrued expenses	322,106
Total liabilities	145,620,132
Net assets	$4,468,010,908
Net assets consist of
Paid-in capital	$3,154,615,788
Total distributable earnings (loss)	1,313,395,120
Net assets	$4,468,010,908

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	45

STATEMENT OF ASSETS AND LIABILITIES 10-31-21  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($2,592,300,395 ÷ 95,516,561 shares)[1]	$27.14
Class C ($313,594,646 ÷ 11,574,187 shares)[1]	$27.09
Class I ($873,612,731 ÷ 32,223,790 shares)	$27.11
Class R2 ($11,466,602 ÷ 423,193 shares)	$27.10
Class R4 ($29,060,745 ÷ 1,065,527 shares)	$27.27
Class R5 ($2,771,324 ÷ 101,784 shares)	$27.23
Class R6 ($645,204,465 ÷ 23,761,558 shares)	$27.15
Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[2]	$28.42

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
46	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Interest	$45,365,766
Dividends	30,906,167
Securities lending	37,949
Less foreign taxes withheld	(65,205)
Total investment income	76,244,677
Expenses
Investment management fees	22,036,075
Distribution and service fees	9,800,277
Accounting and legal services fees	596,437
Transfer agent fees	3,804,893
Trustees’ fees	61,615
Custodian fees	522,189
State registration fees	297,436
Printing and postage	189,574
Professional fees	152,239
Other	114,550
Total expenses	37,575,285
Less expense reductions	(363,133)
Net expenses	37,212,152
Net investment income	39,032,525
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	87,529,398
Affiliated investments	990
87,530,388
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	597,016,092
Affiliated investments	1,073
597,017,165
Net realized and unrealized gain	684,547,553
Increase in net assets from operations	$723,580,078
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	47

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$39,032,525	$31,884,988
Net realized gain	87,530,388	14,288,618
Change in net unrealized appreciation (depreciation)	597,017,165	185,361,692
Increase in net assets resulting from operations	723,580,078	231,535,298
Distributions to shareholders
From earnings
Class A	(30,785,230)	(26,352,076)
Class B	—	(138,417)[1]
Class C	(2,493,523)	(4,889,629)
Class I	(13,545,767)	(12,284,130)
Class R1	—	(60,739)[1]
Class R2	(176,663)	(82,074)
Class R3	—	(86,659)[1]
Class R4	(434,599)	(322,396)
Class R5	(47,760)	(53,081)
Class R6	(9,475,923)	(6,691,232)
Total distributions	(56,959,465)	(50,960,433)
From fund share transactions	840,622,262	632,751,217
Total increase	1,507,242,875	813,326,082
Net assets
Beginning of year	2,960,768,033	2,147,441,951
End of year	$4,468,010,908	$2,960,768,033

[1]	Share class was redesignated during the year. Refer to Note 5 for further details.
48	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$22.51	$20.90	$20.18	$20.40	$18.29
Net investment income[1]	0.25	0.27	0.32	0.32	0.32
Net realized and unrealized gain (loss) on investments	4.75	1.79	1.84	0.28	2.12
Total from investment operations	5.00	2.06	2.16	0.60	2.44
Less distributions
From net investment income	(0.30)	(0.30)	(0.33)	(0.34)	(0.33)
From net realized gain	(0.07)	(0.15)	(1.11)	(0.48)	—
Total distributions	(0.37)	(0.45)	(1.44)	(0.82)	(0.33)
Net asset value, end of period	$27.14	$22.51	$20.90	$20.18	$20.40
Total return (%)[2,3]	22.38	10.06	11.63	2.89	13.41
Ratios and supplemental data
Net assets, end of period (in millions)	$2,592	$1,618	$1,063	$832	$817
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.08	1.08	1.07	1.08
Expenses including reductions	1.03	1.07	1.07	1.06	1.08
Net investment income	0.96	1.25	1.60	1.57	1.62
Portfolio turnover (%)	65	89	76	58	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	49

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$22.48	$20.86	$20.15	$20.37	$18.26
Net investment income[1]	0.07	0.13	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investments	4.74	1.79	1.83	0.27	2.12
Total from investment operations	4.81	1.92	2.01	0.45	2.30
Less distributions
From net investment income	(0.13)	(0.15)	(0.19)	(0.19)	(0.19)
From net realized gain	(0.07)	(0.15)	(1.11)	(0.48)	—
Total distributions	(0.20)	(0.30)	(1.30)	(0.67)	(0.19)
Net asset value, end of period	$27.09	$22.48	$20.86	$20.15	$20.37
Total return (%)[2,3]	21.48	9.34	10.81	2.18	12.65
Ratios and supplemental data
Net assets, end of period (in millions)	$314	$314	$351	$400	$499
Ratios (as a percentage of average net assets):
Expenses before reductions	1.74	1.78	1.78	1.77	1.78
Expenses including reductions	1.73	1.77	1.77	1.76	1.78
Net investment income	0.26	0.60	0.91	0.87	0.93
Portfolio turnover (%)	65	89	76	58	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
50	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$22.49	$20.88	$20.16	$20.39	$18.28
Net investment income[1]	0.32	0.33	0.38	0.38	0.37
Net realized and unrealized gain (loss) on investments	4.75	1.80	1.84	0.27	2.12
Total from investment operations	5.07	2.13	2.22	0.65	2.49
Less distributions
From net investment income	(0.38)	(0.37)	(0.39)	(0.40)	(0.38)
From net realized gain	(0.07)	(0.15)	(1.11)	(0.48)	—
Total distributions	(0.45)	(0.52)	(1.50)	(0.88)	(0.38)
Net asset value, end of period	$27.11	$22.49	$20.88	$20.16	$20.39
Total return (%)[2]	22.71	10.41	11.98	3.16	13.77
Ratios and supplemental data
Net assets, end of period (in millions)	$874	$626	$469	$454	$522
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.78	0.79	0.78	0.77
Expenses including reductions	0.73	0.77	0.78	0.77	0.77
Net investment income	1.26	1.55	1.90	1.85	1.91
Portfolio turnover (%)	65	89	76	58	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	51

CLASS R2 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$22.47	$20.86	$20.15	$20.37	$18.27
Net investment income[1]	0.22	0.25	0.30	0.30	0.31
Net realized and unrealized gain (loss) on investments	4.76	1.79	1.83	0.28	2.10
Total from investment operations	4.98	2.04	2.13	0.58	2.41
Less distributions
From net investment income	(0.28)	(0.28)	(0.31)	(0.32)	(0.31)
From net realized gain	(0.07)	(0.15)	(1.11)	(0.48)	—
Total distributions	(0.35)	(0.43)	(1.42)	(0.80)	(0.31)
Net asset value, end of period	$27.10	$22.47	$20.86	$20.15	$20.37
Total return (%)[2]	22.26	10.03	11.48	2.79	13.27
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$11	$4	$4	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.16	1.17	1.18	1.18
Expenses including reductions	1.11	1.15	1.17	1.17	1.17
Net investment income	0.88	1.18	1.51	1.47	1.58
Portfolio turnover (%)	65	89	76	58	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
52	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$22.62	$21.00	$20.27	$20.49	$18.36
Net investment income[1]	0.29	0.28	0.35	0.35	0.35
Net realized and unrealized gain (loss) on investments	4.77	1.83	1.85	0.28	2.13
Total from investment operations	5.06	2.11	2.20	0.63	2.48
Less distributions
From net investment income	(0.34)	(0.34)	(0.36)	(0.37)	(0.35)
From net realized gain	(0.07)	(0.15)	(1.11)	(0.48)	—
Total distributions	(0.41)	(0.49)	(1.47)	(0.85)	(0.35)
Net asset value, end of period	$27.27	$22.62	$21.00	$20.27	$20.49
Total return (%)[2]	22.55	10.24	11.79	3.03	13.64
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$23	$13	$17	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	1.01	1.03	1.03	1.03
Expenses including reductions	0.88	0.90	0.92	0.92	0.92
Net investment income	1.12	1.33	1.77	1.70	1.79
Portfolio turnover (%)	65	89	76	58	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	53

CLASS R5 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$22.58	$20.96	$20.24	$20.47	$18.34
Net investment income[1]	0.34	0.36	0.39	0.40	0.39
Net realized and unrealized gain (loss) on investments	4.77	1.79	1.84	0.26	2.13
Total from investment operations	5.11	2.15	2.23	0.66	2.52
Less distributions
From net investment income	(0.39)	(0.38)	(0.40)	(0.41)	(0.39)
From net realized gain	(0.07)	(0.15)	(1.11)	(0.48)	—
Total distributions	(0.46)	(0.53)	(1.51)	(0.89)	(0.39)
Net asset value, end of period	$27.23	$22.58	$20.96	$20.24	$20.47
Total return (%)[2]	22.83	10.48	11.98	3.19	13.88
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.71	0.73	0.73	0.73
Expenses including reductions	0.67	0.70	0.72	0.72	0.72
Net investment income	1.32	1.65	1.95	1.96	1.97
Portfolio turnover (%)	65	89	76	58	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
54	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$22.52	$20.91	$20.19	$20.41	$18.30
Net investment income[1]	0.35	0.35	0.40	0.41	0.39
Net realized and unrealized gain (loss) on investments	4.76	1.80	1.84	0.27	2.12
Total from investment operations	5.11	2.15	2.24	0.68	2.51
Less distributions
From net investment income	(0.41)	(0.39)	(0.41)	(0.42)	(0.40)
From net realized gain	(0.07)	(0.15)	(1.11)	(0.48)	—
Total distributions	(0.48)	(0.54)	(1.52)	(0.90)	(0.40)
Net asset value, end of period	$27.15	$22.52	$20.91	$20.19	$20.41
Total return (%)[2]	22.86	10.52	12.07	3.30	13.87
Ratios and supplemental data
Net assets, end of period (in millions)	$645	$366	$226	$166	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	0.66	0.68	0.68	0.68
Expenses including reductions	0.63	0.65	0.67	0.67	0.67
Net investment income	1.37	1.67	2.00	1.98	1.97
Portfolio turnover (%)	65	89	76	58	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	55

Notes to financial statements
Note 1—Organization
John Hancock Balanced Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income and preservation of capital.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when
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the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$2,552,115,229	$2,462,401,447	$89,713,782	—
Preferred securities	3,804,841	3,804,841	—	—
U.S. Government and Agency obligations	640,793,152	—	640,793,152	—
Foreign government obligations	9,172,861	—	9,172,861	—
Corporate bonds	959,069,293	—	959,069,293	—
Municipal bonds	4,053,171	—	4,053,171	—
Term loans	2,557,102	—	2,557,102	—
Collateralized mortgage obligations	105,098,027	—	105,098,027	—
Asset backed securities	154,992,129	—	154,992,129	—
Short-term investments	132,488,753	132,488,753	—	—
Total investments in securities	$4,564,144,558	$2,598,695,041	$1,965,449,517	—
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
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Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses
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the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2021, the fund loaned securities valued at $22,072,263 and received $16,024,705 of cash collateral.
In addition, non-cash collateral of approximately $6,715,504 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter,
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based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $20,429.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$56,959,465	$50,583,261
Long-term capital gains	—	377,172
Total	$56,959,465	$50,960,433
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $8,761,459 of undistributed ordinary income and $75,797,451 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, amortization and accretion on debt securities, treating a portion of the proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.
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Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $2 billion of the fund’s average daily net assets and (b) 0.550% of the fund’s average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$190,153
Class C	27,563
Class I	68,508
Class R2	1,086
Class	Expense reduction
Class R4	$2,366
Class R5	232
Class R6	46,205
Total	$336,113

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.57% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
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Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $27,020 for Class R4 shares for the year ended October 31, 2021.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,907,820 for the year ended October 31, 2021. Of this amount, $314,664 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $2,593,156 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, CDSCs received by the Distributor amounted to $197,294 and $21,812 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$6,485,903	$2,487,684
Class C	3,158,603	363,878
Class I	—	898,618
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Class	Distribution and service fees	Transfer agent fees
Class R2	$60,441	$1,215
Class R4	94,125	2,630
Class R5	1,205	258
Class R6	—	50,610
Total	$9,800,277	$3,804,893
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	44,377,705	$1,131,482,031	41,876,219	$904,225,483
Distributions reinvested	1,186,458	29,831,942	1,222,816	25,487,459
Repurchased	(21,906,783)	(559,414,869)	(22,114,722)	(473,441,633)
Net increase	23,657,380	$601,899,104	20,984,313	$456,271,309
Class B shares
Sold	—	—	10,505	$220,682
Distributions reinvested	—	—	6,065	126,412
Repurchased	—	—	(560,547)	(12,326,641)
Net decrease	—	—	(543,977)	$(11,979,547)
Class C shares
Sold	2,317,672	$58,510,635	2,623,485	$56,124,040
Distributions reinvested	97,280	2,394,912	213,587	4,453,454
Repurchased	(4,819,381)	(121,024,529)	(5,663,311)	(121,025,958)
Net decrease	(2,404,429)	$(60,118,982)	(2,826,239)	$(60,448,464)
Class I shares
Sold	10,055,279	$254,442,657	10,430,889	$226,188,871
Distributions reinvested	484,518	12,177,557	519,433	10,816,668
Repurchased	(6,153,456)	(156,660,339)	(5,597,083)	(115,277,111)
Net increase	4,386,341	$109,959,875	5,353,239	$121,728,428
Class R1 shares
Sold	—	—	57,212	$1,227,597
Distributions reinvested	—	—	2,363	49,416
Repurchased	—	—	(224,471)	(5,015,565)
Net decrease	—	—	(164,896)	$(3,738,552)
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	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	94,853	$2,367,536	484,436	$8,777,117
Distributions reinvested	6,275	156,501	3,429	71,200
Repurchased	(178,027)	(4,566,514)	(84,041)	(1,785,479)
Net increase (decrease)	(76,899)	$(2,042,477)	403,824	$7,062,838
Class R3 shares
Sold	—	—	46,821	$1,018,539
Distributions reinvested	—	—	4,153	86,659
Repurchased	—	—	(271,828)	(6,219,863)
Net decrease	—	—	(220,854)	$(5,114,665)
Class R4 shares
Sold	164,628	$4,228,622	537,195	$11,982,587
Distributions reinvested	17,231	434,599	15,282	321,771
Repurchased	(149,066)	(3,821,077)	(117,853)	(2,564,107)
Net increase	32,793	$842,144	434,624	$9,740,251
Class R5 shares
Sold	18,157	$464,379	3,754	$80,752
Distributions reinvested	1,892	47,760	2,535	52,838
Repurchased	(16,658)	(433,404)	(10,792)	(235,190)
Net increase (decrease)	3,391	$78,735	(4,503)	$(101,600)
Class R6 shares
Sold	10,189,164	$259,246,912	7,506,526	$163,124,435
Distributions reinvested	374,002	9,455,834	319,938	6,673,233
Repurchased	(3,066,211)	(78,698,883)	(2,376,265)	(50,466,449)
Net increase	7,496,955	$190,003,863	5,450,199	$119,331,219
Total net increase	33,095,532	$840,622,262	28,865,730	$632,751,217
Affiliates of the fund owned 1% of shares of Class R6 on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B, Class R1, and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.
Redesignation	Effective date	Amount
Class R3 shares as Class R2 shares	October 9, 2020	$4,556,865
Class B shares as Class A shares	October 14, 2020	$5,281,361
Class R1 shares as Class R2 shares	October 23, 2020	$3,276,091
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Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. treasury obligations, amounted to $1,361,356,386 and $839,830,494, respectively, for the year ended October 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $1,796,906,640 and $1,584,285,097, respectively, for the year ended October 31, 2021.
Note 7—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	1,601,771	$1,000,545	$126,174,757	$(111,150,688)	$990	$1,073	$37,949	—	$16,026,677

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2021, the fund engaged in securities purchases amounting to $3,740,374.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	65

fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
66	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Balanced Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $6,417,797 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at videoconference meetings held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
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(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the fund outperformed the peer group median for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index for the one-year period and to the peer group for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
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(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as
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appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
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* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	77

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
78	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2005
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	79

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Susan A. Curry
Jeffrey N. Given, CFA
Michael J. Scanlon, Jr., CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
80	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901486	36A 10/21
12/2021

Annual report
John Hancock
Disciplined Value International Fund
International equity
October 31, 2021

A message to shareholders
Dear shareholders,
Global equities delivered strong returns during the 12 months ended October 31, 2021. Following the approval of the first COVID-19 vaccine at the beginning of the period, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. These developments helped most major indexes finish the period near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new variants of the coronavirus.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Disciplined Value International Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
18	Financial highlights
25	Notes to financial statements
36	Report of independent registered public accounting firm
37	Tax information
38	Evaluation of advisory and subadvisory agreements by the Board of Trustees
45	Trustees and Officers
49	More information
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
1The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A shares were first offered on 9-29-14. Returns prior to this date are those of the predecessor fund’s institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities gained ground in the annual period
The MSCI EAFE Index, the fund’s benchmark, produced a positive return.
The fund outpaced the index
The fund’s value orientation was a tailwind for relative performance at a time in which value stocks outperformed.
Both stock selection and sector allocations helped results
Selection was positive across most sectors, led by positioning in financials and communication services.
SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	3

Manager’s discussion of fund performance
Can you describe the market environment during the 12 months ended October 31, 2021?
International equities posted a strong gain in the annual period, as measured by the positive return of the MSCI EAFE Index. Several factors helped fuel upbeat market sentiment, including optimism stemming from the release of COVID-19 vaccines, impressive recoveries in economic growth and corporate earnings, and expectations that global central banks would maintain their accommodative monetary policies. The year brought a pronounced style rotation, with value stocks strongly outperforming growth. As the outlook for the economy improved, investors grew more enthusiastic about the prospects for the many economically sensitive companies represented in the value category.
What aspects of the fund’s positioning affected relative performance?
Sector allocations and security selection both contributed to performance. Our focus on stocks with attractive valuations led to overweight positions in cyclical sectors such as energy and financials, as well as underweights in defensive sectors such as consumer staples, utilities, and real estate. This positioning helped relative performance, as cyclical market segments generally outperformed defensive sectors following the vaccine rollouts and ensuing reopening of the global economy.
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
UBS Group AG	3.4
Glencore PLC	3.1
Cenovus Energy, Inc.	2.9
TotalEnergies SE	2.7
Sanofi	2.6
Roche Holding AG	2.3
Siemens AG	2.3
Novartis AG	2.2
Volvo AB, B Shares	2.2
Liberty Global PLC, Series A	2.1
TOTAL	25.8
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2021 (% of net assets)
United Kingdom	16.1
France	14.2
Switzerland	13.5
Japan	12.1
Germany	7.4
South Korea	5.8
Canada	5.2
Netherlands	5.0
Sweden	4.2
United States	2.7
TOTAL	86.2
Cash and cash equivalents are not included.
4	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Stock selection made a notable contribution, particularly in the financials and communication services sectors. In financials, an overweight allocation to bank stocks such as BNP Paribas SA, UBS Group AG, and ING Groep NV made a sizable contribution. Investments in emerging-market banks also performed well thanks to robust earnings and easier lending standards. In communications services, the fund’s zero weighting in Softbank Group Corp. was the primary source of outperformance. The stock lagged after the company declined to continue its share buyback program. Outside of these two sectors, mining company Glencore PLC and oil producer Cenovus Energy, Inc. were two of the top contributors.
Stock selection in industrials was a sizable detractor. Dutch aerospace corporation Airbus SE was the largest detractor as the company suffered lost orders due to COVID-19 travel restrictions. In addition, the fund lost ground through holdings in Japanese companies Sumitomo Heavy Industries, Ltd. and Komatsu, Ltd. Positioning in the healthcare sector also detracted due to the combination of overweights in Sanofi and Novartis AG and an underweight in Novo Nordisk A/S (which we sold prior to period end).
How was the fund positioned at the end of the period?
The fund’s largest overweights were in the energy, financials, and industrials sectors, and its most significant underweights were in technology, consumer staples, consumer discretionary, and healthcare. The fund was primarily focused on developed-market stocks, but held a weighting of nearly 8% in emerging markets.
Can you tell us about a manager change?
Effective February 1, 2021, Joshua C. White, CFA, left the management team.
MANAGED BY

Christopher K. Hart, CFA
Joseph F. Feeney, Jr., CFA
Joshua M. Jones, CFA
The views expressed in this report are exclusively those of Christopher K. Hart, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (12-30-11)	5-year	Since inception (12-30-11)
Class A [1]	32.22	5.45	6.68	30.39	88.92
Class C1	37.27	5.75	6.69	32.23	89.16
Class I1,2	39.55	6.81	7.46	39.02	103.03
Class R2[1,2]	39.06	6.41	7.18	36.43	97.89
Class R4[1,2]	39.33	6.67	7.36	38.08	101.20
Class R6[1,2]	39.77	6.93	7.55	39.83	104.60
Class NAV[1,2]	39.80	6.94	7.55	39.86	104.65
Index†	34.18	9.79	8.29	59.55	118.97
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.23	1.98	0.98	1.37	1.22	0.87	0.86
Net (%)	1.22	1.97	0.97	1.36	1.11	0.86	0.85
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI EAFE Index.
See the following page for footnotes.
6	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI EAFE Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	12-30-11	18,916	18,916	21,897
Class I1,2	12-30-11	20,303	20,303	21,897
Class R2[1,2]	12-30-11	19,789	19,789	21,897
Class R4[1,2]	12-30-11	20,120	20,120	21,897
Class R6[1,2]	12-30-11	20,460	20,460	21,897
Class NAV[1,2]	12-30-11	20,465	20,465	21,897
The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. Returns prior to this date are those of the predecessor fund’s institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,019.60	$6.06	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Class C	Actual expenses/actual returns	1,000.00	1,015.50	9.86	1.94%
	Hypothetical example	1,000.00	1,015.40	9.86	1.94%
Class I	Actual expenses/actual returns	1,000.00	1,020.30	4.79	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Class R2	Actual expenses/actual returns	1,000.00	1,018.90	6.51	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%
Class R4	Actual expenses/actual returns	1,000.00	1,019.60	5.50	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Class R6	Actual expenses/actual returns	1,000.00	1,021.00	4.23	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%
Class NAV	Actual expenses/actual returns	1,000.00	1,021.70	4.18	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	9

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 95.8%		$2,137,498,572
(Cost $1,876,034,617)
Austria 0.4%		9,727,565
ANDRITZ AG	171,264	9,727,565
Bermuda 1.6%		35,513,008
Everest Re Group, Ltd.	135,805	35,513,008
Canada 5.2%		115,572,998
Canadian Natural Resources, Ltd.	762,566	32,410,287
Cenovus Energy, Inc.	5,463,195	65,332,325
Kinross Gold Corp.	707,447	4,252,913
Kinross Gold Corp. (New York Stock Exchange)	2,259,147	13,577,473
China 0.9%		20,417,956
Angang Steel Company, Ltd., H Shares	19,710,000	10,594,690
Topsports International Holdings, Ltd. (A)	8,086,000	9,823,266
Finland 2.3%		51,751,729
Metso Outotec OYJ	1,390,129	13,965,843
Nordea Bank ABP	1,005,551	12,314,802
Sampo OYJ, A Shares	479,127	25,471,084
France 14.2%		316,569,249
Airbus SE (B)	205,518	26,364,326
AXA SA	722,431	21,017,726
BNP Paribas SA	506,992	33,936,716
Capgemini SE	86,510	20,170,981
Cie de Saint-Gobain	177,712	12,264,387
Eiffage SA	163,613	16,839,935
Imerys SA	351,454	15,233,933
Klepierre SA (B)	668,692	15,919,097
Rexel SA (B)	1,846,395	36,699,403
Sanofi	570,778	57,331,453
TotalEnergies SE	1,214,003	60,791,292
Germany 6.6%		147,400,066
Allianz SE	77,878	18,084,124
Deutsche Telekom AG	1,601,368	29,780,956
E.ON SE	1,234,015	15,647,114
Hannover Rueck SE	134,959	24,641,398
Rheinmetall AG	89,149	8,649,875
Siemens AG	311,206	50,596,599
Greece 0.6%		13,742,525
Hellenic Telecommunications Organization SA	774,058	13,742,525
10	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India 0.4%		$7,848,257
HDFC Bank, Ltd., ADR	109,140	7,848,257
Ireland 1.8%		40,245,839
CRH PLC	432,934	20,717,595
CRH PLC (London Stock Exchange)	3,836	183,505
Flutter Entertainment PLC (B)	102,512	19,344,739
Italy 0.8%		17,100,689
Enel SpA	2,042,652	17,100,689
Japan 12.1%		269,551,984
Asahi Group Holdings, Ltd.	440,400	19,985,477
Fuji Corp. (Aichi)	693,200	16,169,629
Honda Motor Company, Ltd.	777,500	22,996,788
Komatsu, Ltd.	1,192,100	31,222,673
Mitsubishi Gas Chemical Company, Inc.	703,900	14,166,860
Nihon Unisys, Ltd.	470,500	13,219,536
Resona Holdings, Inc.	2,964,500	11,136,440
Sanwa Holdings Corp.	730,500	8,520,299
Sony Group Corp.	274,400	31,774,526
Sumitomo Heavy Industries, Ltd.	839,800	21,621,078
Sumitomo Mitsui Financial Group, Inc.	990,900	32,154,365
Tosoh Corp.	706,600	11,899,868
TS Tech Company, Ltd.	806,500	10,791,008
Yamaha Motor Company, Ltd.	857,200	23,893,437
Macau 0.2%		4,643,059
Wynn Macau, Ltd. (B)(C)	5,192,000	4,643,059
Netherlands 5.0%		110,987,501
ING Groep NV	2,026,628	30,741,799
Royal Dutch Shell PLC, A Shares	1,592,853	36,490,497
Stellantis NV	2,191,376	43,755,205
Norway 0.9%		20,483,310
DNB Bank ASA	479,739	11,416,195
Norsk Hydro ASA	1,234,382	9,067,115
South Korea 5.8%		129,902,366
Hana Financial Group, Inc.	760,696	29,332,317
KB Financial Group, Inc.	581,335	28,138,873
POSCO	43,481	11,028,163
Samsung Electronics Company, Ltd.	571,638	34,225,758
SK Telecom Company, Ltd.	104,117	27,177,255
Spain 0.5%		12,096,972
Applus Services SA	1,336,470	12,096,972
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	11

	Shares	Value
Sweden 4.2%		$93,576,971
Industrivarden AB, A Shares (C)	3,054	100,737
Svenska Handelsbanken AB, A Shares (C)	3,969,140	45,495,632
Volvo AB, B Shares	2,057,562	47,980,602
Switzerland 13.5%		301,501,881
Adecco Group AG	370,534	18,667,525
Glencore PLC (B)	13,626,719	68,141,531
Novartis AG	599,537	49,589,346
Roche Holding AG	135,393	52,450,462
STMicroelectronics NV	477,206	22,657,232
Swiss Re AG	151,633	14,689,526
UBS Group AG	4,137,095	75,306,259
United Kingdom 16.1%		358,156,868
BAE Systems PLC	1,712,147	12,909,873
Coca-Cola Europacific Partners PLC	857,585	45,151,850
GlaxoSmithKline PLC	832,909	17,291,891
IMI PLC	1,307,867	29,207,127
Liberty Global PLC, Series A (B)	1,585,651	45,571,610
Melrose Industries PLC	8,469,912	18,274,223
NatWest Group PLC	7,554,031	22,776,745
Nomad Foods, Ltd. (B)	657,323	17,898,905
Persimmon PLC	413,707	15,414,033
Reckitt Benckiser Group PLC	222,402	18,055,224
SSE PLC	1,520,190	34,234,075
Tesco PLC	11,709,359	43,234,098
Travis Perkins PLC	1,803,958	38,137,214
United States 2.7%		60,707,779
Applied Materials, Inc.	98,633	13,478,199
Envista Holdings Corp. (B)	775,406	30,318,375

FMC Corp.	185,817	16,911,205
Preferred securities 0.8%		$18,487,365
(Cost $16,393,664)
Germany 0.8%		18,487,365
Volkswagen AG	82,374	18,487,365

	Yield (%)	Shares	Value
Short-term investments 5.4%			$119,080,334
(Cost $119,082,732)
Short-term funds 5.4%			119,080,334
Fidelity Institutional Money Market Government Portfolio, Institutional Class	0.0100(D)	67,163,172	67,163,172
John Hancock Collateral Trust (E)	0.0370(D)	5,188,810	51,917,162

12	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $2,011,511,013) 102.0%	$2,275,066,271
Other assets and liabilities, net (2.0%)	(43,728,198)
Total net assets 100.0%	$2,231,338,073

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 10-31-21.
(D)	The rate shown is the annualized seven-day yield as of 10-31-21.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $2,027,962,677. Net unrealized appreciation aggregated to $247,103,594, of which $295,565,198 related to gross unrealized appreciation and $48,461,604 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $1,959,591,453) including $49,362,129 of securities loaned	$2,223,149,109
Affiliated investments, at value (Cost $51,919,560)	51,917,162
Total investments, at value (Cost $2,011,511,013)	2,275,066,271
Cash	243
Dividends and interest receivable	9,217,648
Receivable for fund shares sold	651,699
Receivable for investments sold	30,518,808
Receivable for securities lending income	18,403
Other assets	157,006
Total assets	2,315,630,078
Liabilities
Foreign currency overdraft, at value (cost $4,846,352)	4,829,351
Payable for investments purchased	26,540,935
Payable for fund shares repurchased	516,143
Payable upon return of securities loaned	51,923,167
Payable to affiliates
Accounting and legal services fees	126,776
Transfer agent fees	21,355
Distribution and service fees	149
Other liabilities and accrued expenses	334,129
Total liabilities	84,292,005
Net assets	$2,231,338,073
Net assets consist of
Paid-in capital	$2,177,876,275
Total distributable earnings (loss)	53,461,798
Net assets	$2,231,338,073

14	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 10-31-21  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($118,396,372 ÷ 8,144,797 shares)[1]	$14.54
Class C ($6,468,815 ÷ 447,688 shares)[1]	$14.45
Class I ($68,772,711 ÷ 4,718,358 shares)	$14.58
Class R2 ($747,430 ÷ 51,360 shares)	$14.55
Class R4 ($180,705 ÷ 12,417 shares)	$14.55
Class R6 ($382,031,807 ÷ 26,196,804 shares)	$14.58
Class NAV ($1,654,740,233 ÷ 113,499,289 shares)	$14.58
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.31

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	15

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$84,787,850
Securities lending	406,922
Interest	5,116
Less foreign taxes withheld	(8,184,906)
Total investment income	77,014,982
Expenses
Investment management fees	16,744,077
Distribution and service fees	362,571
Accounting and legal services fees	337,412
Transfer agent fees	248,107
Trustees’ fees	36,404
Custodian fees	578,343
State registration fees	104,494
Printing and postage	65,743
Professional fees	129,555
Other	102,599
Total expenses	18,709,305
Less expense reductions	(189,706)
Net expenses	18,519,599
Net investment income	58,495,383
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	260,637,742
Affiliated investments	(14,204)
260,623,538
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	335,611,025
Affiliated investments	548
335,611,573
Net realized and unrealized gain	596,235,111
Increase in net assets from operations	$654,730,494
16	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$58,495,383	$28,593,714
Net realized gain (loss)	260,623,538	(110,398,599)
Change in net unrealized appreciation (depreciation)	335,611,573	(119,004,332)
Increase (decrease) in net assets resulting from operations	654,730,494	(200,809,217)
Distributions to shareholders
From earnings
Class A	(1,328,785)	(2,524,421)
Class C	(38,994)	(151,746)
Class I	(721,891)	(1,921,066)
Class R2	(8,248)	(20,292)
Class R4	(2,049)	(2,059)
Class R6	(5,417,908)	(4,774,446)
Class NAV	(22,078,269)	(33,040,204)
Total distributions	(29,596,144)	(42,434,234)
From fund share transactions
Fund share transactions	(74,231,414)	5,100,183
Issued in reorganization	—	212,735,649
From fund share transactions	(74,231,414)	217,835,832
Total increase (decrease)	550,902,936	(25,407,619)
Net assets
Beginning of year	1,680,435,137	1,705,842,756
End of year	$2,231,338,073	$1,680,435,137
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	17

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$10.57	$12.21	$12.42	$14.28	$11.83
Net investment income[1]	0.33	0.16	0.25	0.20	0.12
Net realized and unrealized gain (loss) on investments	3.80	(1.53)	—[2]	(1.71)	2.47
Total from investment operations	4.13	(1.37)	0.25	(1.51)	2.59
Less distributions
From net investment income	(0.16)	(0.27)	(0.14)	(0.11)	(0.14)
From net realized gain	—	—	(0.32)	(0.24)	—
Total distributions	(0.16)	(0.27)	(0.46)	(0.35)	(0.14)
Net asset value, end of period	$14.54	$10.57	$12.21	$12.42	$14.28
Total return (%)[3,4]	39.23	(11.53)	2.34	(10.87)	22.14
Ratios and supplemental data
Net assets, end of period (in millions)	$118	$91	$114	$124	$129
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.23	1.28	1.31	1.36
Expenses including reductions	1.19	1.23	1.27	1.29	1.34
Net investment income	2.35	1.42	2.13	1.41	0.97
Portfolio turnover (%)	76	99[5]	96	95	84[5]

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes merger activity.
18	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$10.51	$12.16	$12.35	$14.21	$11.78
Net investment income[1]	0.22	0.07	0.17	0.10	0.04
Net realized and unrealized gain (loss) on investments	3.79	(1.54)	—[2]	(1.71)	2.45
Total from investment operations	4.01	(1.47)	0.17	(1.61)	2.49
Less distributions
From net investment income	(0.07)	(0.18)	(0.04)	(0.01)	(0.06)
From net realized gain	—	—	(0.32)	(0.24)	—
Total distributions	(0.07)	(0.18)	(0.36)	(0.25)	(0.06)
Net asset value, end of period	$14.45	$10.51	$12.16	$12.35	$14.21
Total return (%)[3,4]	38.27	(12.30)	1.67	(11.52)	21.22
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$6	$11	$14	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	1.98	2.00	2.01	2.06
Expenses including reductions	1.94	1.98	1.99	1.99	2.04
Net investment income	1.58	0.63	1.44	0.71	0.32
Portfolio turnover (%)	76	99[5]	96	95	84[5]

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	19

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$10.59	$12.24	$12.45	$14.32	$11.87
Net investment income[1]	0.36	0.19	0.27	0.24	0.18
Net realized and unrealized gain (loss) on investments	3.81	(1.54)	0.02	(1.72)	2.44
Total from investment operations	4.17	(1.35)	0.29	(1.48)	2.62
Less distributions
From net investment income	(0.18)	(0.30)	(0.18)	(0.15)	(0.17)
From net realized gain	—	—	(0.32)	(0.24)	—
Total distributions	(0.18)	(0.30)	(0.50)	(0.39)	(0.17)
Net asset value, end of period	$14.58	$10.59	$12.24	$12.45	$14.32
Total return (%)[2]	39.55	(11.36)	2.73	(10.65)	22.45
Ratios and supplemental data
Net assets, end of period (in millions)	$69	$42	$88	$303	$357
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.98	1.01	1.02	1.05
Expenses including reductions	0.94	0.98	0.98	0.98	1.03
Net investment income	2.57	1.62	2.22	1.75	1.38
Portfolio turnover (%)	76	99[3]	96	95	84[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
20	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$10.58	$12.22	$12.42	$14.29	$11.85
Net investment income[1]	0.31	0.15	0.24	0.20	0.12
Net realized and unrealized gain (loss) on investments	3.80	(1.53)	0.01	(1.73)	2.45
Total from investment operations	4.11	(1.38)	0.25	(1.53)	2.57
Less distributions
From net investment income	(0.14)	(0.26)	(0.13)	(0.10)	(0.13)
From net realized gain	—	—	(0.32)	(0.24)	—
Total distributions	(0.14)	(0.26)	(0.45)	(0.34)	(0.13)
Net asset value, end of period	$14.55	$10.58	$12.22	$12.42	$14.29
Total return (%)[2]	39.06	(11.61)	2.32	(11.01)	21.92
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$3	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.32	1.35	1.41	1.43
Expenses including reductions	1.28	1.32	1.34	1.39	1.42
Net investment income	2.26	1.30	1.98	1.39	0.94
Portfolio turnover (%)	76	99[3]	96	95	84[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	21

CLASS R4 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$10.58	$12.22	$12.44	$14.30	$11.86
Net investment income[1]	0.34	0.18	0.22	0.20	0.16
Net realized and unrealized gain (loss) on investments	3.80	(1.54)	0.04	(1.69)	2.45
Total from investment operations	4.14	(1.36)	0.26	(1.49)	2.61
Less distributions
From net investment income	(0.17)	(0.28)	(0.16)	(0.13)	(0.17)
From net realized gain	—	—	(0.32)	(0.24)	—
Total distributions	(0.17)	(0.28)	(0.48)	(0.37)	(0.17)
Net asset value, end of period	$14.55	$10.58	$12.22	$12.44	$14.30
Total return (%)[2]	39.33	(11.44)	2.45	(10.70)	22.30
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.21	1.25	1.25	1.26
Expenses including reductions	1.09	1.11	1.14	1.13	1.14
Net investment income	2.45	1.68	1.84	1.42	1.22
Portfolio turnover (%)	76	99[4]	96	95	84[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes merger activity.
22	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$10.59	$12.24	$12.46	$14.32	$11.87
Net investment income[1]	0.38	0.20	0.31	0.26	0.18
Net realized and unrealized gain (loss) on investments	3.81	(1.54)	(0.01)	(1.71)	2.46
Total from investment operations	4.19	(1.34)	0.30	(1.45)	2.64
Less distributions
From net investment income	(0.20)	(0.31)	(0.20)	(0.17)	(0.19)
From net realized gain	—	—	(0.32)	(0.24)	—
Total distributions	(0.20)	(0.31)	(0.52)	(0.41)	(0.19)
Net asset value, end of period	$14.58	$10.59	$12.24	$12.46	$14.32
Total return (%)[2]	39.77	(11.28)	2.77	(10.50)	22.59
Ratios and supplemental data
Net assets, end of period (in millions)	$382	$287	$186	$219	$140
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.87	0.89	0.92	0.95
Expenses including reductions	0.84	0.86	0.88	0.88	0.92
Net investment income	2.74	1.86	2.57	1.90	1.41
Portfolio turnover (%)	76	99[3]	96	95	84[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	23

CLASS NAV SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$10.59	$12.24	$12.46	$14.32	$11.87
Net investment income[1]	0.38	0.20	0.32	0.23	0.17
Net realized and unrealized gain (loss) on investments	3.81	(1.54)	(0.02)	(1.69)	2.47
Total from investment operations	4.19	(1.34)	0.30	(1.46)	2.64
Less distributions
From net investment income	(0.20)	(0.31)	(0.20)	(0.16)	(0.19)
From net realized gain	—	—	(0.32)	(0.24)	—
Total distributions	(0.20)	(0.31)	(0.52)	(0.40)	(0.19)
Net asset value, end of period	$14.58	$10.59	$12.24	$12.46	$14.32
Total return (%)[2]	39.80	(11.28)	2.77	(10.43)	22.50
Ratios and supplemental data
Net assets, end of period (in millions)	$1,655	$1,254	$1,305	$794	$327
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.86	0.88	0.90	0.94
Expenses including reductions	0.83	0.85	0.87	0.88	0.92
Net investment income	2.73	1.82	2.73	1.71	1.34
Portfolio turnover (%)	76	99[3]	96	95	84[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
24	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	25

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Austria	$9,727,565	—	$9,727,565	—
Bermuda	35,513,008	$35,513,008	—	—
Canada	115,572,998	115,572,998	—	—
China	20,417,956	—	20,417,956	—
Finland	51,751,729	—	51,751,729	—
France	316,569,249	—	316,569,249	—
Germany	147,400,066	—	147,400,066	—
Greece	13,742,525	—	13,742,525	—
India	7,848,257	7,848,257	—	—
Ireland	40,245,839	—	40,245,839	—
Italy	17,100,689	—	17,100,689	—
Japan	269,551,984	—	269,551,984	—
Macau	4,643,059	—	4,643,059	—
Netherlands	110,987,501	—	110,987,501	—
Norway	20,483,310	—	20,483,310	—
South Korea	129,902,366	—	129,902,366	—
Spain	12,096,972	—	12,096,972	—
Sweden	93,576,971	—	93,576,971	—
Switzerland	301,501,881	—	301,501,881	—
United Kingdom	358,156,868	108,622,365	249,534,503	—
United States	60,707,779	60,707,779	—	—
26	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Preferred securities	$18,487,365	—	$18,487,365	—
Short-term investments	119,080,334	$119,080,334	—	—
Total investments in securities	$2,275,066,271	$447,344,741	$1,827,721,530	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2021, the fund loaned securities valued at $49,362,129 and received $51,923,167 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	27

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $13,463.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2021, the fund has a short-term capital loss carryforward of $136,253,520 and a long-term capital loss carryforward of $115,704,917 available to offset future net realized capital gains. These carryforwards do not expire.
Due to prior year merger activity, the total capital loss carryforward as of October 31, 2021, is limited to $2,610,689 each fiscal year due to IRC Section 382 limitation. Any unsused portion of this limitation will carryforward to the following fiscal years.
28	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$29,596,144	$42,434,234
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $58,218,758 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis based on the following: If aggregate average daily net assets are less than $300 million, then the management fee rate is 0.825% of all aggregate average daily net assets. If aggregate average daily net assets equal or exceed $300 million but are less than $2.5 billion, then the management fee rate is 0.775% of all aggregate average daily net assets. If aggregate average daily net assets exceed $2.5 billion, then the following fee schedule shall apply: a) 0.775% of the first $2.5 billion of aggregate average daily net assets; b) 0.750% of the next $500 million of aggregate average daily net assets; c) 0.725% of the aggregate average daily net assets in excess of $3 billion. Aggregate net assets include the net assets of the fund, JHVIT Disciplined Value International Trust and Manulife Boston Partners
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	29

International Equity Fund (Canada). Prior to July 1, 2021, aggregate net assets included the aggregate net assets of the fund and JHVIT Disciplined Value International Trust. The Advisor has a subadvisory agreement Boston Partners Global Investors, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.88% of average daily net assets excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This expense limitation expires on February 28, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Additionally, the Advisor has contractually agreed to waive and/or reimburse expenses for Class I and Class R6 shares of the fund to the extent they exceed 0.98% and 0.88% of the respective class’s average daily net assets. This expense limitation excludes taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, borrowing costs, prime brokerage fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. This waiver expires on February 28, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$10,165
Class C	593
Class I	5,302
Class R2	73
Class	Expense reduction
Class R4	$15
Class R6	33,585
Class NAV	139,804
Total	$189,537

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.77% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
30	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $169 for Class R4 shares for the year ended October 31, 2021.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $72,679 for the year ended October 31, 2021. Of this amount, $12,268 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $60,411 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, CDSCs received by the Distributor amounted to $259 and $146 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$290,229	$133,673
Class C	68,027	7,838
Class I	—	69,252
Class R2	3,720	81
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	31

Class	Distribution and service fees	Transfer agent fees
Class R4	$595	$17
Class R6	—	37,246
Total	$362,571	$248,107
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$11,730,000	1	0.670%	$(218)
Lender	5,700,000	2	0.668%	212
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	842,185	$11,762,883	1,517,988	$16,653,118
Distributions reinvested	102,330	1,316,984	202,693	2,503,255
Repurchased	(1,447,163)	(19,941,446)	(2,448,110)	(26,818,602)
Net decrease	(502,648)	$(6,861,579)	(727,429)	$(7,662,229)
Class C shares
Sold	50,459	$698,732	39,382	$428,140
Distributions reinvested	3,015	38,834	12,212	151,067
Repurchased	(193,192)	(2,613,823)	(333,010)	(3,708,294)
Net decrease	(139,718)	$(1,876,257)	(281,416)	$(3,129,087)
Class I shares
Sold	1,658,400	$23,555,779	1,888,735	$19,154,631
Distributions reinvested	55,897	719,959	155,250	1,917,338
Repurchased	(930,800)	(13,022,411)	(5,318,696)	(57,912,423)
Net increase (decrease)	783,497	$11,253,327	(3,274,711)	$(36,840,454)
32	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	13,578	$191,982	16,813	$188,455
Distributions reinvested	615	7,938	1,389	17,186
Repurchased	(24,320)	(336,346)	(63,488)	(729,549)
Net decrease	(10,127)	$(136,426)	(45,286)	$(523,908)
Class R4 shares
Sold	1,033	$14,567	6,082	$63,621
Distributions reinvested	159	2,049	167	2,059
Repurchased	(1,000)	(13,665)	(387)	(4,568)
Net increase	192	$2,951	5,862	$61,112
Class R6 shares
Sold	5,025,809	$69,189,620	7,725,997	$88,518,617
Issued in reorganization (Note 9)	—	—	8,101,537	90,399,381
Distributions reinvested	420,967	5,417,840	386,854	4,773,778
Repurchased	(6,301,254)	(89,255,766)	(4,383,489)	(48,804,538)
Net increase (decrease)	(854,478)	$(14,648,306)	11,830,899	$134,887,238
Class NAV shares
Sold	12,590,605	$174,874,892	13,228,617	$144,298,555
Issued in reorganization (Note 9)	—	—	10,965,962	122,336,268
Distributions reinvested	1,715,483	22,078,269	2,677,488	33,040,204
Repurchased	(19,181,201)	(258,918,285)	(15,111,145)	(168,631,867)
Net increase (decrease)	(4,875,113)	$(61,965,124)	11,760,922	$131,043,160
Total net increase (decrease)	(5,598,395)	$(74,231,414)	19,268,841	$217,835,832
Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,563,145,601 and $1,634,077,736, respectively, for the year ended October 31, 2021.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2021, funds within the John Hancock group of funds complex held 61.3% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
JHF II Multimanager Lifestyle Growth Portfolio	20.9%
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	33

Portfolio	Affiliated Concentration
JHF II Multimanager Lifestyle Balanced Portfolio	16.3%
JHF II Multimanager Lifestyle Aggressive Portfolio	9.1%
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	5,188,810	$23,714,935	$646,080,109	$(617,864,226)	$(14,204)	$548	$406,922	—	$51,917,162

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Reorganization
On October 2, 2020, the shareholders of John Hancock Funds II (JHF II) International Value Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Disciplined Value International Fund (the Acquiring Fund) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or their shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the Acquired Fund and Acquiring Fund will bear a pro-rata portion of the costs that are incurred in connection with the reorganization. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 16, 2020. The following outlines the reorganization:
Acquiring Fund	Acquired Fund	Net Asset Value of the Acquired Fund	Appreciation of the Acquired Fund’s Investments	Shares Redeemed by the Acquired Fund	Shares Issued by the Acquiring Fund	Acquiring Fund Net Assets Prior to Combination	Acquiring Fund Total Net Assets After Combination
Disciplined Value International Fund	JHF II International Value Fund	$212,735,649	$1,158,500	17,328,885	19,067,499	$1,559,290,766	$1,772,026,415
34	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Disciplined Value International Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
36	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $84,232,095. The fund intends to pass through foreign tax credits of $5,666,311.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	37

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value International Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the fund outperformed the peer group median for the one-year period and underperformed the peer group median for the three- and five-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one-year period. The Board took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to its benchmark index for the one-, three- and five-year periods and to the peer group median for the three- and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
40	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
42	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

46	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	47

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
48	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Boston Partners Global Investors, Inc.
Portfolio Managers
Joseph F. Feeney, Jr., CFA
Christopher K. Hart, CFA
Joshua M. Jones, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	49

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901498	455A 10/21
12/2021

Annual report
John Hancock
Infrastructure Fund
Alternative
October 31, 2021

A message to shareholders
Dear shareholders,
Global equities delivered strong returns during the 12 months ended October 31, 2021. Following the approval of the first COVID-19 vaccine at the beginning of the period, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. These developments helped most major indexes finish the period near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new variants of the coronavirus.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Infrastructure Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
15	Financial highlights
20	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Evaluation of advisory and subadvisory agreements by the Board of Trustees
38	Trustees and Officers
42	More information
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities rallied during the period
Robust economic growth and accelerating corporate earnings helped fuel investors’ appetite for risk, leading to impressive gains across the equity markets.
The fund trailed its benchmark, the MSCI ACWI
A sizable overweight in the utilities sector, which lagged the broader market by a wide margin, was a key source of underperformance.
Stock selection contributed to results
Holdings in utilities strongly outperformed the broader sector, making up for some of the shortfall from allocation.
SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	3

Manager’s discussion of fund performance
Can you describe the market environment during the 12 months ended October 31, 2021?
Global equities delivered strong returns during the period. Following the approval of the first COVID-19 vaccine in November 2020, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, as were the various stimulus packages enacted by the U.S. government. Despite periodic volatility associated with concerns about inflation, slowing growth in China, and more contagious COVID-19 variants, most major indexes finished the period near all-time highs.
What aspects of the fund’s positioning affected relative performance?
The fund generated a robust return in the period, with contributions from a range of sectors and regions, but it underperformed its benchmark. A large overweight in the utilities sector, which lagged considerably at a time of elevated investor risk appetites, was a key detractor.
China Gas Holdings Ltd. was the largest individual detractor from performance. The stock plunged after an explosion killed 25 people at one of the firm’s plants. Gas distributors have faced an additional challenge from surging natural gas prices. We continued to hold the stock on the belief it has a positive growth outlook and an
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
China Longyuan Power Group Corp., Ltd., H Shares	5.9
Engie SA	4.1
Exelon Corp.	4.0
Cellnex Telecom SA	3.8
Shanghai International Airport Company, Ltd., Class A	3.7
Canadian National Railway Company	3.7
Vinci SA	3.6
National Grid PLC	3.3
E.ON SE	3.3
Berkshire Hathaway, Inc., Class B	3.2
TOTAL	38.6
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2021 (% of net assets)
United States	38.0
Canada	9.8
China	9.6
France	8.5
Spain	7.7
Japan	5.8
Hong Kong	4.4
United Kingdom	3.3
Germany	3.3
South Korea	3.1
TOTAL	93.5
Cash and cash equivalents are not included.
4	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

attractive valuation. Shanghai International Airport Company Ltd., which was affected by the decline in global travel that followed COVID-19, also suffered a loss. We maintained the position on the view that the company is well positioned for the eventual normalization of travel. The Brazilian water utility Cia de Saneamento Basico do Estado de Sao Paulo, which was hurt by the combination of rising costs and water scarcity created by a lack of rainfall, was another detractor.
China Longyuan Power Group Corp. Ltd., a wind power producer in China, was the leading contributor to performance. The company’s earnings exceeded expectations, driven by increased revenues. Shares of Enbridge, Inc., a Canada-based natural gas distribution company, also rallied thanks to better-than-expected earnings, an acquisition that was well received by investors, and the strength in the broader energy sector. Vinci SA, a French concessions and construction company, was an additional contributor of note. The stock rose sharply in late 2020 after the company announced it had won a large motorway contract in Australia and further benefited from a rebound in traffic toward prepandemic levels.
How was the fund positioned at period end?
Electric utilities and multi-utilities were the fund’s largest industry weightings, while its smallest positions were in the water utilities and specialized real estate investment trust industries. From a regional perspective, its largest allocations were to North America and Europe, and its smallest weighting was in Japan.
MANAGED BY

G. Thomas Levering
The views expressed in this report are exclusively those of G. Thomas Levering, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	Since inception (12-20-13)	5-year	Since inception (12-20-13)	as of 10-31-21	as of 10-31-21
Class A	21.30	8.55	7.12	50.73	71.79	1.23	1.23
Class C1	25.81	8.91	7.11	53.22	71.61	0.62	0.61
Class I2	28.12	9.99	8.15	61.01	85.14	1.59	1.58
Class R6[2]	28.28	10.11	8.27	61.85	86.81	1.70	1.69
Class NAV[2]	28.29	10.12	8.28	61.92	87.02	1.71	1.70
Index††	37.28	14.72	10.36	98.70	117.10	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.32	2.02	1.02	0.91	0.90
Net (%)	1.31	2.01	1.00	0.90	0.89
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the MSCI ACWI.
See the following page for footnotes.
6	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Infrastructure Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	12-20-13	17,161	17,161	21,710
Class I2	12-20-13	18,514	18,514	21,710
Class R6[2]	12-20-13	18,681	18,681	21,710
Class NAV[2]	12-20-13	18,702	18,702	21,710
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 5-16-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,050.50	$6.51	1.26%
	Hypothetical example	1,000.00	1,018.90	6.41	1.26%
Class C	Actual expenses/actual returns	1,000.00	1,047.40	10.11	1.96%
	Hypothetical example	1,000.00	1,015.30	9.96	1.96%
Class I	Actual expenses/actual returns	1,000.00	1,052.80	4.97	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Class R6	Actual expenses/actual returns	1,000.00	1,053.20	4.45	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Class NAV	Actual expenses/actual returns	1,000.00	1,053.20	4.40	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	9

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 97.7%		$680,550,947
(Cost $585,709,919)
Brazil 1.2%		8,606,967
Cia de Saneamento Basico do Estado de Sao Paulo	1,380,000	8,606,967
Canada 9.8%		67,981,487
Canadian National Railway Company	194,922	25,905,600
Enbridge, Inc.	507,397	21,253,604
TC Energy Corp.	384,909	20,822,283
China 9.6%		67,010,998
China Longyuan Power Group Corp., Ltd., H Shares	17,506,068	40,947,324
Shanghai International Airport Company, Ltd., Class A (A)	3,151,900	26,063,674
France 8.5%		59,407,067
Electricite de France SA	388,986	5,732,857
Engie SA	2,021,957	28,762,638
Vinci SA	233,014	24,911,572
Germany 3.3%		22,588,733
E.ON SE	1,781,474	22,588,733
Hong Kong 4.4%		30,387,016
Beijing Enterprises Holdings, Ltd.	3,017,510	11,598,976
China Gas Holdings, Ltd.	7,527,200	18,788,040
Italy 3.0%		21,120,701
Enel SpA	2,522,844	21,120,701
Japan 5.8%		40,584,430
KDDI Corp.	689,700	21,091,014
Nippon Telegraph & Telephone Corp.	695,723	19,493,416
South Korea 3.1%		21,444,457
SK Telecom Company, Ltd.	82,165	21,444,457
Spain 7.7%		53,906,901
Acciona SA	28,497	5,472,647
Cellnex Telecom SA (A)(B)	437,592	26,911,768
Iberdrola SA	1,820,980	21,522,486
United Kingdom 3.3%		22,706,923
National Grid PLC	1,773,485	22,706,923
United States 38.0%		264,805,267
American Electric Power Company, Inc.	259,196	21,956,493
American Tower Corp.	49,756	14,029,699
Avangrid, Inc.	334,359	17,620,719
10	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Berkshire Hathaway, Inc., Class B (A)	77,233	$22,166,643
Charter Communications, Inc., Class A (A)	32,016	21,607,278
Comcast Corp., Class A	411,904	21,184,223
Duke Energy Corp.	209,123	21,332,637
Edison International	339,257	21,349,443
Exelon Corp.	524,697	27,908,633
FirstEnergy Corp.	512,030	19,728,516
Medical Properties Trust, Inc.	1,030,415	21,978,752
Sempra Energy	163,190	20,827,940
UGI Corp.	302,103	13,114,291

	Par value^	Value
Short-term investments 2.6%		$18,100,000
(Cost $18,100,000)
Repurchase agreement 2.6%		18,100,000
Royal Bank of Scotland Tri-Party Repurchase Agreement dated 10-29-21 at 0.050% to be repurchased at $18,100,075 on 11-1-21, collateralized by $13,083,068 U.S. Treasury Bonds, 4.375% due 5-15-40 (valued at $18,462,001)	18,100,000	18,100,000

Total investments (Cost $603,809,919) 100.3%	$698,650,947
Other assets and liabilities, net (0.3%)	(1,976,921)
Total net assets 100.0%	$696,674,026

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $607,795,774. Net unrealized appreciation aggregated to $90,855,173, of which $100,082,283 related to gross unrealized appreciation and $9,227,110 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $603,809,919)	$698,650,947
Cash	38,685
Foreign currency, at value (Cost $219,110)	218,490
Dividends and interest receivable	944,804
Receivable for fund shares sold	2,500,504
Receivable for investments sold	993
Other assets	36,859
Total assets	702,391,282
Liabilities
Payable for investments purchased	4,935,751
Payable for fund shares repurchased	456,977
Payable to affiliates
Accounting and legal services fees	36,318
Transfer agent fees	49,777
Other liabilities and accrued expenses	238,433
Total liabilities	5,717,256
Net assets	$696,674,026
Net assets consist of
Paid-in capital	$581,182,005
Total distributable earnings (loss)	115,492,021
Net assets	$696,674,026

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($63,235,587 ÷ 4,206,628 shares)[1]	$15.03
Class C ($11,954,720 ÷ 805,140 shares)[1]	$14.85
Class I ($462,743,009 ÷ 30,753,381 shares)	$15.05
Class R6 ($76,709,432 ÷ 5,087,583 shares)	$15.08
Class NAV ($82,031,278 ÷ 5,441,476 shares)	$15.08
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.82

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$13,999,046
Non-cash dividends	1,707,678
Securities lending	34,384
Interest	6,025
Less foreign taxes withheld	(1,002,608)
Total investment income	14,744,525
Expenses
Investment management fees	4,300,517
Distribution and service fees	236,040
Accounting and legal services fees	87,997
Transfer agent fees	482,612
Trustees’ fees	8,823
Custodian fees	110,295
State registration fees	90,055
Printing and postage	141,754
Professional fees	94,937
Other	34,924
Total expenses	5,587,954
Less expense reductions	(49,241)
Net expenses	5,538,713
Net investment income	9,205,812
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	26,031,793
Affiliated investments	120
26,031,913
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	88,645,910
88,645,910
Net realized and unrealized gain	114,677,823
Increase in net assets from operations	$123,883,635
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$9,205,812	$7,837,849
Net realized gain	26,031,913	2,337,964
Change in net unrealized appreciation (depreciation)	88,645,910	(35,235,237)
Increase (decrease) in net assets resulting from operations	123,883,635	(25,059,424)
Distributions to shareholders
From earnings
Class A	(860,403)	(1,346,751)
Class C	(105,679)	(242,056)
Class I	(7,340,098)	(11,580,741)
Class R6	(1,405,309)	(2,756,978)
Class NAV	(1,804,600)	(4,071,591)
Total distributions	(11,516,089)	(19,998,117)
From fund share transactions	170,079,814	82,379,611
Total increase	282,447,360	37,322,070
Net assets
Beginning of year	414,226,666	376,904,596
End of year	$696,674,026	$414,226,666
14	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$11.99	$13.39	$11.60	$12.20	$10.89
Net investment income[1]	0.19	0.19	0.21	0.20	0.24
Net realized and unrealized gain (loss) on investments	3.11	(1.00)	2.02	(0.58)	1.31
Total from investment operations	3.30	(0.81)	2.23	(0.38)	1.55
Less distributions
From net investment income	(0.20)	(0.19)	(0.20)	(0.18)	(0.24)
From net realized gain	(0.06)	(0.40)	(0.24)	(0.04)	—
Total distributions	(0.26)	(0.59)	(0.44)	(0.22)	(0.24)
Net asset value, end of period	$15.03	$11.99	$13.39	$11.60	$12.20
Total return (%)[2,3]	27.67	(6.23)	19.69	(3.20)	14.35
Ratios and supplemental data
Net assets, end of period (in millions)	$63	$33	$24	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.32	1.35	1.46	1.69
Expenses including reductions	1.28	1.31	1.31	1.36	1.49
Net investment income	1.35	1.55	1.66	1.65	2.06
Portfolio turnover (%)	27	34	26	19	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	15

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$11.86	$13.26	$11.50	$12.11	$10.81
Net investment income[1]	0.09	0.11	0.12	0.11	0.15
Net realized and unrealized gain (loss) on investments	3.07	(1.00)	2.01	(0.58)	1.31
Total from investment operations	3.16	(0.89)	2.13	(0.47)	1.46
Less distributions
From net investment income	(0.11)	(0.11)	(0.13)	(0.10)	(0.16)
From net realized gain	(0.06)	(0.40)	(0.24)	(0.04)	—
Total distributions	(0.17)	(0.51)	(0.37)	(0.14)	(0.16)
Net asset value, end of period	$14.85	$11.86	$13.26	$11.50	$12.11
Total return (%)[2,3]	26.81	(6.92)	18.93	(3.90)	13.57
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$6	$6	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	2.02	2.05	2.16	2.39
Expenses including reductions	1.98	2.01	2.01	2.06	2.19
Net investment income	0.66	0.89	0.94	0.91	1.32
Portfolio turnover (%)	27	34	26	19	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Does not reflect the effect of sales charges, if any.
16	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$12.00	$13.41	$11.61	$12.21	$10.91
Net investment income[1]	0.24	0.23	0.26	0.28	0.18
Net realized and unrealized gain (loss) on investments	3.11	(1.01)	2.02	(0.63)	1.40
Total from investment operations	3.35	(0.78)	2.28	(0.35)	1.58
Less distributions
From net investment income	(0.24)	(0.23)	(0.24)	(0.21)	(0.28)
From net realized gain	(0.06)	(0.40)	(0.24)	(0.04)	—
Total distributions	(0.30)	(0.63)	(0.48)	(0.25)	(0.28)
Net asset value, end of period	$15.05	$12.00	$13.41	$11.61	$12.21
Total return (%)[2]	28.12	(5.99)	20.13	(2.89)	14.60
Ratios and supplemental data
Net assets, end of period (in millions)	$463	$246	$213	$61	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	1.02	1.05	1.18	1.38
Expenses including reductions	0.98	1.00	1.00	1.02	1.17
Net investment income	1.67	1.85	2.08	2.38	1.61
Portfolio turnover (%)	27	34	26	19	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	17

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$12.02	$13.43	$11.63	$12.23	$10.92
Net investment income[1]	0.25	0.25	0.27	0.24	0.28
Net realized and unrealized gain (loss) on investments	3.12	(1.02)	2.02	(0.58)	1.32
Total from investment operations	3.37	(0.77)	2.29	(0.34)	1.60
Less distributions
From net investment income	(0.25)	(0.24)	(0.25)	(0.22)	(0.29)
From net realized gain	(0.06)	(0.40)	(0.24)	(0.04)	—
Total distributions	(0.31)	(0.64)	(0.49)	(0.26)	(0.29)
Net asset value, end of period	$15.08	$12.02	$13.43	$11.63	$12.23
Total return (%)[2]	28.28	(5.88)	20.18	(2.81)	14.77
Ratios and supplemental data
Net assets, end of period (in millions)	$77	$53	$50	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.91	0.94	1.07	1.29
Expenses including reductions	0.87	0.90	0.92	0.97	1.08
Net investment income	1.75	1.97	2.11	2.01	2.42
Portfolio turnover (%)	27	34	26	19	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
18	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$12.02	$13.43	$11.63	$12.23	$10.92
Net investment income[1]	0.25	0.24	0.26	0.24	0.27
Net realized and unrealized gain (loss) on investments	3.12	(1.01)	2.03	(0.58)	1.33
Total from investment operations	3.37	(0.77)	2.29	(0.34)	1.60
Less distributions
From net investment income	(0.25)	(0.24)	(0.25)	(0.22)	(0.29)
From net realized gain	(0.06)	(0.40)	(0.24)	(0.04)	—
Total distributions	(0.31)	(0.64)	(0.49)	(0.26)	(0.29)
Net asset value, end of period	$15.08	$12.02	$13.43	$11.63	$12.23
Total return (%)[2]	28.29	(5.87)	20.19	(2.80)	14.78
Ratios and supplemental data
Net assets, end of period (in millions)	$82	$76	$84	$86	$102
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.90	0.93	1.05	1.28
Expenses including reductions	0.86	0.89	0.92	0.96	1.07
Net investment income	1.76	1.95	2.06	2.00	2.38
Portfolio turnover (%)	27	34	26	19	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	19

Notes to financial statements
Note 1—Organization
John Hancock Infrastructure Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when
20	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$8,606,967	$8,606,967	—	—
Canada	67,981,487	67,981,487	—	—
China	67,010,998	—	$67,010,998	—
France	59,407,067	—	59,407,067	—
Germany	22,588,733	—	22,588,733	—
Hong Kong	30,387,016	—	30,387,016	—
Italy	21,120,701	—	21,120,701	—
Japan	40,584,430	—	40,584,430	—
South Korea	21,444,457	—	21,444,457	—
Spain	53,906,901	—	53,906,901	—
United Kingdom	22,706,923	—	22,706,923	—
United States	264,805,267	264,805,267	—	—
Short-term investments	18,100,000	—	18,100,000	—
Total investments in securities	$698,650,947	$341,393,721	$357,257,226	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	21

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2021, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
22	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities or their derivatives of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $7,205.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	23

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$9,430,676	$8,367,344
Long-term capital gains	2,085,413	11,630,773
Total	$11,516,089	$19,998,117
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $407,510 of undistributed ordinary income and $24,240,095 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to treating a portion of the proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $250 million of the fund’s aggregate average daily net assets and (b) 0.750% of fund’s aggregate average daily net assets in excess of $250 million. Aggregate net assets include the net assets of the fund and the portion of the
24	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

net assets of John Hancock Diversified Real Assets Fund, a series of John Hancock Investment Trust, subadvised by Wellington in the Infrastructure approach. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agreed to reduce its management fee or, if necessary make payment to Class A, Class C, Class I, Class R6 and Class NAV shares, in an amount equal to the amount by which the expenses of Class A, Class C, Class I, Class R6 and Class NAV shares, as applicable, exceed 1.31%, 2.01%, 1.00%, 0.92% and 0.92%, respectively, of the average daily net assets attributable to the class. For purposes of this agreement, “expenses of Class A, Class C, Class I, Class R6 and Class NAV shares” means all expenses of the applicable class excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees paid indirectly, borrowing costs, prime brokerage fees, and short dividend expenses. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$4,284
Class C	800
Class I	31,456
Class	Expense reduction
Class R6	$5,615
Class NAV	7,086
Total	$49,241

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.76% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	25

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $568,496 for the year ended October 31, 2021. Of this amount, $93,908 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $474,588 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, CDSCs received by the Distributor amounted to $1,314 and $180 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$145,502	$55,795
Class C	90,538	10,415
Class I	—	410,192
Class R6	—	6,210
Total	$236,040	$482,612
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
26	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$4,661,313	5	0.669%	$433
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,071,929	$29,666,085	1,754,477	$22,103,104
Distributions reinvested	60,788	857,881	106,836	1,346,738
Repurchased	(652,355)	(9,233,453)	(914,760)	(11,200,512)
Net increase	1,480,362	$21,290,513	946,553	$12,249,330
Class C shares
Sold	374,855	$5,313,101	281,257	$3,585,246
Distributions reinvested	7,622	105,679	19,212	242,056
Repurchased	(100,987)	(1,392,867)	(199,451)	(2,409,662)
Net increase	281,490	$4,025,913	101,018	$1,417,640
Class I shares
Sold	15,836,901	$226,076,557	11,397,892	$143,523,800
Distributions reinvested	407,141	5,756,609	732,180	9,203,511
Repurchased	(6,009,324)	(84,749,019)	(7,528,517)	(92,729,264)
Net increase	10,234,718	$147,084,147	4,601,555	$59,998,047
Class R6 shares
Sold	1,786,740	$25,773,402	2,581,257	$32,291,274
Distributions reinvested	99,677	1,403,974	219,240	2,756,978
Repurchased	(1,243,675)	(17,366,237)	(2,049,498)	(25,055,581)
Net increase	642,742	$9,811,139	750,999	$9,992,671
Class NAV shares
Sold	540,349	$7,698,433	1,374,308	$15,960,030
Distributions reinvested	128,743	1,804,600	322,752	4,071,591
Repurchased	(1,523,727)	(21,634,931)	(1,687,939)	(21,309,698)
Net increase (decrease)	(854,635)	$(12,131,898)	9,121	$(1,278,077)
Total net increase	11,784,677	$170,079,814	6,409,246	$82,379,611
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	27

Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $312,092,668 and $145,752,311, respectively, for the year ended October 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2021, funds within the John Hancock group of funds complex held 11.8% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio/Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	6.2%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$78,252,241	$(78,252,361)	$120	—	$34,384	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
28	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Infrastructure Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Infrastructure Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	29

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $8,876,565. The fund intends to pass through foreign tax credits of $711,339.
The fund paid $3,154,365 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
30	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Infrastructure Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
32	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the fund outperformed the peer group median for the one-, three- and five-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	33

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
34	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	35

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the subadvisory fees for the fund are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
36	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	37

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
38	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	39

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
40	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	41

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Manager
G. Thomas Levering
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
42	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Infrastructure Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901776	438A 10/21
12/2021

Annual report
John Hancock
Fundamental Large Cap Core Fund
U.S. equity
October 31, 2021

A message to shareholders
Dear shareholder,
U.S. stocks notched a strong advance during the 12 months ended October 31, 2021, as better-than-expected corporate earnings reports and continued economic recovery outweighed concerns over inflation, supply chain disruptions, and the spread of the highly infectious Delta variant of COVID-19. In addition, broadening authorization for COVID-19 vaccinations aided prospects for a return to more normal economic activities, offsetting concern over slowing economic momentum and wrangling in Washington over proposed spending bills.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Core Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
24	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Evaluation of advisory and subadvisory agreements by the Board of Trustees
42	Trustees and Officers
46	More information
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks surged following massive federal government stimulus
The broad-based S&P 500 Index posted a stellar gain, thanks to huge federal government stimulus, COVID-19 vaccines that boosted prospects for economic recovery, and healthy corporate earnings.
The fund outperformed its benchmark
Security selection and a sizable overweight in the financials sector, stock picks in healthcare and communication services, and an overweight in energy were key contributors.
Stock picks in consumer discretionary detracted
Investment choices in the consumer discretionary sector, positioning in the information technology sector, and security selection in real estate hampered performance.
SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	3

Manager’s discussion of fund performance
How did the stock market perform during the 12 months ended October 31, 2021?
Stocks rallied, as massive federal government stimulus and the rollout of highly effective COVID-19 vaccines boosted prospects for an economic recovery. Healthy corporate earnings and the possibility of a bipartisan infrastructure spending bill further encouraged investors. These tailwinds outweighed volatility brought on by periodic virus surges, the spread of the highly infectious Delta virus variant, input cost pressures, and supply chain disruptions.
Within the fund’s benchmark, the S&P 500 Index, the economically sensitive energy and financials sectors posted particularly notable advances. Information technology, real estate, and communication services stocks also were strong performers. Conversely, the more-defensive utilities and consumer staples sectors lagged the broader market by a wide margin.
What factors helped the fund beat its benchmark?
Security selection and sector allocations gave boosts to the fund’s relative result. By sector, stock picks and an overweight in financials helped most. Investment choices in healthcare, an overweight in energy, security selection in communication services and consumer staples, and a lack of exposure to utilities further aided results.
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
Amazon.com, Inc.	8.0
Alphabet, Inc., Class A	6.9
Apple, Inc.	6.3
Cheniere Energy, Inc.	5.6
Facebook, Inc., Class A	5.3
Lennar Corp., A Shares	4.9
Anheuser-Busch InBev SA/NV, ADR	4.3
Morgan Stanley	4.2
Workday, Inc., Class A	4.1
CarMax, Inc.	3.7
TOTAL	53.3
Cash and cash equivalents are not included.
4	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

The biggest individual contributor was a non-index stake in liquefied natural gas (LNG) company Chenière Energy, Inc. Its stock soared, thanks to strong LNG demand globally, rising commodity prices, and an improving long-term contract environment. Another standout was wealth management powerhouse Morgan Stanley, an overweight that benefited from strong capital markets activity, a rising equity market, and improved capital return prospects. Additionally, a new position and sizable overweight in biopharmaceuticals company Moderna, Inc. surged amid strong demand for its COVID-19 vaccine and the approval of boosters for targeted populations.
Which sectors and stocks hindered relative performance?
Stock picks in the consumer discretionary sector, an underweight to information technology, and security selection in real estate hurt relative performance. Among individual detractors was Amazon.com, Inc., a large overweight and top holding that underperformed as investors waited to see whether the e-commerce giant’s heady revenue and earnings growth rates would continue. The elimination of Microsoft Corp. from the portfolio earlier in the period also hurt results, as growth of the company’s cloud-computing business and strong demand for its productivity-enhancing software drove further gains. Elsewhere, an overweight in Facebook parent company Meta Platforms Inc. lagged due to worries about regulatory pressures, a new capital spending initiative, and Apple Inc.’s decision to limit third-party access to its data.
How was the fund positioned at period end?
The fund remains balanced between secularly driven growth securities and economically sensitive value stocks, with notable overweights in the consumer discretionary, communication services, and financials sectors.
MANAGED BY

Emory W. Sanders, Jr., CFA
Jonathan T. White, CFA
The views expressed in this report are exclusively those of Emory W. Sanders, Jr., CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	42.52	17.00	14.82	119.21	298.33
Class C	47.93	17.32	14.55	122.25	288.93
Class I1	50.42	18.50	15.72	133.68	330.75
Class R2[1,2]	49.87	18.04	15.31	129.19	315.53
Class R4[1]	50.20	18.33	15.54	132.00	324.04
Class R5[1]	50.50	18.56	15.78	134.30	332.86
Class R6[1]	50.59	18.63	15.85	134.96	335.31
Class NAV[1,2]	50.60	18.61	15.61	134.76	326.59
Index†	42.91	18.93	16.21	137.90	349.39
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.04	1.79	0.79	1.18	1.03	0.73	0.68	0.67
Net (%)	1.03	1.78	0.78	1.17	0.92	0.72	0.67	0.66
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the S&P 500 Index.
See the following page for footnotes.
6	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the S&P 500 Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	10-31-11	38,893	38,893	44,939
Class I1	10-31-11	43,075	43,075	44,939
Class R2[1,2]	10-31-11	41,553	41,553	44,939
Class R4[1]	10-31-11	42,404	42,404	44,939
Class R5[1]	10-31-11	43,286	43,286	44,939
Class R6[1]	10-31-11	43,531	43,531	44,939
Class NAV[1,2]	10-31-11	42,659	42,659	44,939
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	Class R2 and Class NAV shares were first offered on 3-1-12 and 2-8-17, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs,
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,096.00	$5.28	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Class C	Actual expenses/actual returns	1,000.00	1,092.00	9.23	1.75%
	Hypothetical example	1,000.00	1,016.40	8.89	1.75%
Class I	Actual expenses/actual returns	1,000.00	1,097.50	3.97	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Class R2	Actual expenses/actual returns	1,000.00	1,095.40	5.92	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
Class R4	Actual expenses/actual returns	1,000.00	1,096.60	4.76	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Class R5	Actual expenses/actual returns	1,000.00	1,097.80	3.70	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Class R6	Actual expenses/actual returns	1,000.00	1,098.20	3.44	0.65%
	Hypothetical example	1,000.00	1,021.90	3.31	0.65%
Class NAV	Actual expenses/actual returns	1,000.00	1,098.10	3.38	0.64%
	Hypothetical example	1,000.00	1,022.00	3.26	0.64%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	9

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 98.8%		$6,226,790,591
(Cost $2,915,997,497)
Communication services 18.1%		1,138,201,574
Entertainment 3.8%
Liberty Media Corp.-Liberty Formula One, Series C (A)	2,942,898	164,213,708
The Walt Disney Company (A)	420,709	71,129,271
Interactive media and services 13.4%
Alphabet, Inc., Class A (A)	146,143	432,717,732
CarGurus, Inc. (A)	2,357,692	79,076,990
Facebook, Inc., Class A (A)	1,027,727	332,541,625
Media 0.9%
Comcast Corp., Class A	1,137,901	58,522,248
Consumer discretionary 17.9%		1,127,695,490
Hotels, restaurants and leisure 0.1%
Airbnb, Inc., Class A (A)	53,028	9,049,758
Household durables 4.9%
Lennar Corp., A Shares	3,115,231	311,305,034
Internet and direct marketing retail 8.0%
Amazon.com, Inc. (A)	148,833	501,928,873
Leisure products 1.2%
Polaris, Inc.	640,720	73,650,764
Specialty retail 3.7%
CarMax, Inc. (A)	1,692,675	231,761,061
Consumer staples 7.1%		445,587,066
Beverages 4.8%
Anheuser-Busch InBev SA/NV, ADR	4,380,732	268,188,413
Diageo PLC, ADR	158,761	31,699,809
Food and staples retailing 2.3%
Walmart, Inc.	975,096	145,698,844
Energy 5.6%		352,325,057
Oil, gas and consumable fuels 5.6%
Cheniere Energy, Inc. (A)	3,407,399	352,325,057
Financials 14.9%		940,941,403
Banks 4.5%
First Republic Bank	17,660	3,820,388
JPMorgan Chase & Co.	1,124,397	191,023,806
Wells Fargo & Company	1,713,524	87,663,888
10	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 8.1%
Morgan Stanley	2,585,473	$265,734,915
State Street Corp.	832,429	82,035,878
The Goldman Sachs Group, Inc.	394,025	162,870,234
Consumer finance 2.3%
American Express Company	572,459	99,481,925
Synchrony Financial	1,040,051	48,310,369
Health care 7.4%		465,973,860
Biotechnology 2.5%
Alnylam Pharmaceuticals, Inc. (A)	445,812	71,133,763
Moderna, Inc. (A)	258,260	89,153,935
Health care equipment and supplies 1.5%
Danaher Corp.	310,263	96,730,696
Health care providers and services 2.8%
UnitedHealth Group, Inc.	378,415	174,248,755
Pharmaceuticals 0.6%
Bristol-Myers Squibb Company	594,293	34,706,711
Industrials 7.4%		469,797,180
Aerospace and defense 4.5%
Airbus SE (A)	590,629	75,767,258
General Dynamics Corp.	364,054	73,811,949
Lockheed Martin Corp.	331,287	110,093,296
Raytheon Technologies Corp.	270,208	24,010,683
Building products 0.2%
Carrier Global Corp.	266,695	13,929,480
Machinery 0.9%
Caterpillar, Inc.	243,148	49,604,623
Otis Worldwide Corp.	133,353	10,709,579
Road and rail 1.8%
Union Pacific Corp.	463,423	111,870,312
Information technology 16.5%		1,039,956,659
IT services 0.9%
Visa, Inc., Class A	278,179	58,909,967
Semiconductors and semiconductor equipment 3.3%
Analog Devices, Inc.	401,153	69,596,034
Broadcom, Inc.	76,841	40,854,054
KLA Corp.	261,855	97,609,070
Software 6.0%
Adobe, Inc. (A)	181,408	117,980,507
Workday, Inc., Class A (A)	901,594	261,444,228
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	11

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 6.3%
Apple, Inc.	2,627,255	$393,562,799
Materials 0.7%		44,974,075
Chemicals 0.7%
LyondellBasell Industries NV, Class A	484,530	44,974,075
Real estate 3.2%		201,338,227
Equity real estate investment trusts 3.2%
American Tower Corp.	363,786	102,576,738
Crown Castle International Corp.	547,762	98,761,489

	Yield (%)	Shares	Value
Short-term investments 1.2%			$73,394,171
(Cost $73,394,171)
Short-term funds 1.2%			73,394,171
Federated Government Obligations Fund, Institutional Class	0.0300(B)	73,394,171	73,394,171

Total investments (Cost $2,989,391,668) 100.0%	$6,300,184,762
Other assets and liabilities, net 0.0%	1,672,485
Total net assets 100.0%	$6,301,857,247

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-21.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $2,999,933,097. Net unrealized appreciation aggregated to $3,300,251,665, of which $3,309,802,051 related to gross unrealized appreciation and $9,550,386 related to gross unrealized depreciation.
12	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $2,989,391,668)	$6,300,184,762
Dividends and interest receivable	4,695,776
Receivable for fund shares sold	3,885,864
Other assets	200,927
Total assets	6,308,967,329
Liabilities
Payable for fund shares repurchased	2,292,870
Payable to affiliates
Investment management fees	3,209,401
Accounting and legal services fees	352,621
Transfer agent fees	311,317
Distribution and service fees	543,458
Other liabilities and accrued expenses	400,415
Total liabilities	7,110,082
Net assets	$6,301,857,247
Net assets consist of
Paid-in capital	$2,548,384,906
Total distributable earnings (loss)	3,753,472,341
Net assets	$6,301,857,247

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($2,242,000,954 ÷ 29,478,977 shares)[1]	$76.05
Class C ($88,752,281 ÷ 1,351,914 shares)[1]	$65.65
Class I ($941,329,578 ÷ 11,761,464 shares)	$80.04
Class R2 ($9,186,476 ÷ 115,495 shares)	$79.54
Class R4 ($2,092,437 ÷ 26,308 shares)	$79.54
Class R5 ($810,651 ÷ 10,100 shares)	$80.26
Class R6 ($592,514,119 ÷ 7,377,354 shares)	$80.32
Class NAV ($2,425,170,751 ÷ 30,206,104 shares)	$80.29
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$80.05

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	13

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$57,621,732
Interest	39,328
Less foreign taxes withheld	(1,105,548)
Total investment income	56,555,512
Expenses
Investment management fees	35,836,578
Distribution and service fees	5,978,070
Accounting and legal services fees	914,213
Transfer agent fees	3,411,164
Trustees’ fees	98,304
Custodian fees	682,039
State registration fees	165,150
Printing and postage	186,772
Professional fees	198,335
Other	154,426
Total expenses	47,625,051
Less expense reductions	(514,761)
Net expenses	47,110,290
Net investment income	9,445,222
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	578,193,415
578,193,415
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,684,455,104
1,684,455,104
Net realized and unrealized gain	2,262,648,519
Increase in net assets from operations	$2,272,093,741
14	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$9,445,222	$30,226,413
Net realized gain	578,193,415	278,205,291
Change in net unrealized appreciation (depreciation)	1,684,455,104	157,376,933
Increase in net assets resulting from operations	2,272,093,741	465,808,637
Distributions to shareholders
From earnings
Class A	(5,405,064)	(8,690,954)
Class I	(3,472,209)	(6,159,077)
Class R1	—	(9,734)[1]
Class R2	(13,648)	(6,332)
Class R3	—	(6,419)[1]
Class R4	(5,881)	(8,395)
Class R5	(3,233)	(3,983)
Class R6	(2,527,442)	(3,343,608)
Class NAV	(13,434,867)	(18,467,276)
Total distributions	(24,862,344)	(36,695,778)
From fund share transactions	(661,846,613)	(841,566,650)
Total increase (decrease)	1,585,384,784	(412,453,791)
Net assets
Beginning of year	4,716,472,463	5,128,926,254
End of year	$6,301,857,247	$4,716,472,463

[1]	Share class was redesignated during the year. Refer to Note 5 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	15

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$50.84	$46.52	$46.66	$51.87	$42.42
Net investment income (loss)[1]	(0.03)	0.20	0.24	0.16	0.24
Net realized and unrealized gain (loss) on investments	25.42	4.38	4.82	(1.10)	10.71
Total from investment operations	25.39	4.58	5.06	(0.94)	10.95
Less distributions
From net investment income	(0.18)	(0.26)	(0.13)	(0.26)	(0.19)
From net realized gain	—	—	(5.07)	(4.01)	(1.31)
Total distributions	(0.18)	(0.26)	(5.20)	(4.27)	(1.50)
Net asset value, end of period	$76.05	$50.84	$46.52	$46.66	$51.87
Total return (%)[2,3]	50.04	9.88	13.23	(2.20)	26.39
Ratios and supplemental data
Net assets, end of period (in millions)	$2,242	$1,550	$1,550	$1,511	$1,620
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.04	1.03	1.03	1.04
Expenses including reductions	1.01	1.03	1.02	1.02	1.04
Net investment income (loss)	(0.04)	0.40	0.56	0.32	0.51
Portfolio turnover (%)	16	19	29[4]	47[4]	54[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
16	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$44.08	$40.42	$41.41	$46.57	$38.33
Net investment loss[1]	(0.46)	(0.14)	(0.07)	(0.19)	(0.10)
Net realized and unrealized gain (loss) on investments	22.03	3.80	4.15	(0.96)	9.65
Total from investment operations	21.57	3.66	4.08	(1.15)	9.55
Less distributions
From net realized gain	—	—	(5.07)	(4.01)	(1.31)
Net asset value, end of period	$65.65	$44.08	$40.42	$41.41	$46.57
Total return (%)[2,3]	48.93	9.05	12.38	(2.93)	25.44
Ratios and supplemental data
Net assets, end of period (in millions)	$89	$84	$127	$184	$303
Ratios (as a percentage of average net assets):
Expenses before reductions	1.77	1.79	1.78	1.78	1.79
Expenses including reductions	1.76	1.78	1.77	1.77	1.79
Net investment loss	(0.79)	(0.33)	(0.17)	(0.42)	(0.23)
Portfolio turnover (%)	16	19	29[4]	47[4]	54[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	17

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$53.47	$48.89	$48.78	$54.05	$44.13
Net investment income[1]	0.14	0.34	0.37	0.29	0.40
Net realized and unrealized gain (loss) on investments	26.73	4.61	5.07	(1.15)	11.12
Total from investment operations	26.87	4.95	5.44	(0.86)	11.52
Less distributions
From net investment income	(0.30)	(0.37)	(0.26)	(0.40)	(0.29)
From net realized gain	—	—	(5.07)	(4.01)	(1.31)
Total distributions	(0.30)	(0.37)	(5.33)	(4.41)	(1.60)
Net asset value, end of period	$80.04	$53.47	$48.89	$48.78	$54.05
Total return (%)[2]	50.42	10.16	13.51	(1.97)	26.73
Ratios and supplemental data
Net assets, end of period (in millions)	$941	$625	$819	$846	$985
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.79	0.79	0.79	0.78
Expenses including reductions	0.76	0.78	0.78	0.78	0.78
Net investment income	0.20	0.66	0.81	0.56	0.82
Portfolio turnover (%)	16	19	29[3]	47[3]	54[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
18	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$53.16	$48.63	$48.51	$53.77	$43.93
Net investment income (loss)[1]	(0.12)	0.13	0.19	0.12	0.18
Net realized and unrealized gain (loss) on investments	26.60	4.59	5.06	(1.18)	11.10
Total from investment operations	26.48	4.72	5.25	(1.06)	11.28
Less distributions
From net investment income	(0.10)	(0.19)	(0.06)	(0.19)	(0.13)
From net realized gain	—	—	(5.07)	(4.01)	(1.31)
Total distributions	(0.10)	(0.19)	(5.13)	(4.20)	(1.44)
Net asset value, end of period	$79.54	$53.16	$48.63	$48.51	$53.77
Total return (%)[2]	49.87	9.73	13.09	(2.36)	26.22
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$7	$2	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.17	1.18	1.18	1.18
Expenses including reductions	1.13	1.17	1.17	1.18	1.18
Net investment income (loss)	(0.17)	0.28	0.41	0.23	0.36
Portfolio turnover (%)	16	19	29[3]	47[3]	54[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	19

CLASS R4 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$53.15	$48.61	$48.51	$53.76	$43.91
Net investment income[1]	0.04	0.26	0.36	0.20	0.30
Net realized and unrealized gain (loss) on investments	26.58	4.59	4.99	(1.13)	11.09
Total from investment operations	26.62	4.85	5.35	(0.93)	11.39
Less distributions
From net investment income	(0.23)	(0.31)	(0.18)	(0.31)	(0.23)
From net realized gain	—	—	(5.07)	(4.01)	(1.31)
Total distributions	(0.23)	(0.31)	(5.25)	(4.32)	(1.54)
Net asset value, end of period	$79.54	$53.15	$48.61	$48.51	$53.76
Total return (%)[2]	50.20	10.00	13.35	(2.10)	26.53
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$1	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.02	1.03	1.03	1.04
Expenses including reductions	0.90	0.92	0.92	0.92	0.93
Net investment income	0.06	0.51	0.77	0.39	0.61
Portfolio turnover (%)	16	19	29[3]	47[3]	54[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
20	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$53.61	$49.02	$48.89	$54.14	$44.20
Net investment income[1]	0.19	0.36	0.40	0.34	0.38
Net realized and unrealized gain (loss) on investments	26.79	4.63	5.08	(1.17)	11.18
Total from investment operations	26.98	4.99	5.48	(0.83)	11.56
Less distributions
From net investment income	(0.33)	(0.40)	(0.28)	(0.41)	(0.31)
From net realized gain	—	—	(5.07)	(4.01)	(1.31)
Total distributions	(0.33)	(0.40)	(5.35)	(4.42)	(1.62)
Net asset value, end of period	$80.26	$53.61	$49.02	$48.89	$54.14
Total return (%)[2]	50.50	10.22	13.60	(1.92)	26.77
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$—[3]	$—[3]	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.73	0.73	0.73	0.74
Expenses including reductions	0.70	0.72	0.72	0.72	0.73
Net investment income	0.26	0.71	0.86	0.64	0.77
Portfolio turnover (%)	16	19	29[4]	47[4]	54[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	21

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$53.64	$49.04	$48.91	$54.16	$44.21
Net investment income[1]	0.22	0.39	0.45	0.34	0.28
Net realized and unrealized gain (loss) on investments	26.81	4.63	5.05	(1.15)	11.31
Total from investment operations	27.03	5.02	5.50	(0.81)	11.59
Less distributions
From net investment income	(0.35)	(0.42)	(0.30)	(0.43)	(0.33)
From net realized gain	—	—	(5.07)	(4.01)	(1.31)
Total distributions	(0.35)	(0.42)	(5.37)	(4.44)	(1.64)
Net asset value, end of period	$80.32	$53.64	$49.04	$48.91	$54.16
Total return (%)[2]	50.59	10.28	13.63	(1.85)	26.86
Ratios and supplemental data
Net assets, end of period (in millions)	$593	$386	$397	$963	$975
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	0.68	0.68	0.68	0.69
Expenses including reductions	0.65	0.67	0.67	0.67	0.68
Net investment income	0.31	0.76	0.96	0.66	0.57
Portfolio turnover (%)	16	19	29[3]	47[3]	54[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
22	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$53.62	$49.02	$48.90	$54.15	$47.04
Net investment income[2]	0.23	0.40	0.42	0.33	0.35
Net realized and unrealized gain (loss) on investments	26.80	4.63	5.07	(1.13)	6.76
Total from investment operations	27.03	5.03	5.49	(0.80)	7.11
Less distributions
From net investment income	(0.36)	(0.43)	(0.30)	(0.44)	—
From net realized gain	—	—	(5.07)	(4.01)	—
Total distributions	(0.36)	(0.43)	(5.37)	(4.45)	—
Net asset value, end of period	$80.29	$53.62	$49.02	$48.90	$54.15
Total return (%)[3]	50.60	10.30	13.65	(1.85)	15.11[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2,425	$2,063	$2,218	$1,671	$1,152
Ratios (as a percentage of average net assets):
Expenses before reductions	0.65	0.67	0.67	0.67	0.68[5]
Expenses including reductions	0.64	0.66	0.66	0.66	0.67[5]
Net investment income	0.33	0.78	0.91	0.64	0.94[5]
Portfolio turnover (%)	16	19	29[6]	47[6]	54[6,7]

[1]	The inception date for Class NAV shares is 2-8-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes in-kind transactions.
[7]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Fundamental Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
24	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$1,138,201,574	$1,138,201,574	—	—
Consumer discretionary	1,127,695,490	1,127,695,490	—	—
Consumer staples	445,587,066	445,587,066	—	—
Energy	352,325,057	352,325,057	—	—
Financials	940,941,403	940,941,403	—	—
Health care	465,973,860	465,973,860	—	—
Industrials	469,797,180	394,029,922	$75,767,258	—
Information technology	1,039,956,659	1,039,956,659	—	—
Materials	44,974,075	44,974,075	—	—
Real estate	201,338,227	201,338,227	—	—
Short-term investments	73,394,171	73,394,171	—	—
Total investments in securities	$6,300,184,762	$6,224,417,504	$75,767,258	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	25

interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $28,621.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
26	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$24,862,344	$36,695,778
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $7,073,262 of undistributed ordinary income and $446,158,795 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to treating a portion of the proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.625% of the first $3 billion of the fund’s average daily net assets and (b) 0.600% of the fund’s average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	27

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive and/or reimburse a portion of the operating expenses for Class C and Class I shares of the fund to the extent they exceed 1.82% and 0.78%, respectively, of the average daily net assets attributable to each class. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, litigation and indemnification expenses not incurred in the ordinary course of the fund’s business, borrowing costs, and prime brokerage fees. The waivers and/or reimbursements will continue in effect until February 28, 2022, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$177,671
Class C	7,619
Class I	71,084
Class R2	752
Class R4	161
Class	Expense reduction
Class R5	$63
Class R6	44,767
Class NAV	210,815
Total	$512,932

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.60% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
28	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $1,829 for Class R4 shares for the year ended October 31, 2021.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $798,749 for the year ended October 31, 2021. Of this amount, $132,468 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $666,281 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, CDSCs received by the Distributor amounted to $4,350 and $2,749 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$5,058,344	$2,329,186
Class C	871,782	100,449
Class I	—	931,069
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	29

Class	Distribution and service fees	Transfer agent fees
Class R2	$41,217	$837
Class R4	6,394	178
Class R5	333	70
Class R6	—	49,375
Total	$5,978,070	$3,411,164
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,267,498	$149,360,588	2,831,061	$133,985,057
Distributions reinvested	86,657	5,108,118	169,649	8,252,431
Repurchased	(3,362,270)	(224,177,191)	(5,837,431)	(269,888,613)
Net decrease	(1,008,115)	$(69,708,485)	(2,836,721)	$(127,651,125)
Class B shares
Sold	—	—	1,613	$53,483
Repurchased	—	—	(171,543)	(7,461,712)
Net decrease	—	—	(169,930)	$(7,408,229)
Class C shares
Sold	142,636	$8,339,464	161,433	$6,190,614
Repurchased	(690,721)	(37,968,593)	(1,403,067)	(58,161,115)
Net decrease	(548,085)	$(29,629,129)	(1,241,634)	$(51,970,501)
Class I shares
Sold	2,139,180	$154,994,445	2,698,348	$125,424,854
Distributions reinvested	46,317	2,867,015	103,273	5,271,078
Repurchased	(2,104,738)	(145,895,198)	(7,867,529)	(375,978,914)
Net increase (decrease)	80,759	$11,966,262	(5,065,908)	$(245,282,982)
Class R1 shares
Sold	—	—	42,997	$2,117,756
Distributions reinvested	—	—	147	7,374
Repurchased	—	—	(160,040)	(8,620,923)
Net decrease	—	—	(116,896)	$(6,495,793)
30	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	19,510	$1,358,046	115,053	$6,453,246
Distributions reinvested	198	12,230	112	5,702
Repurchased	(38,717)	(2,690,377)	(12,379)	(631,730)
Net increase (decrease)	(19,009)	$(1,320,101)	102,786	$5,827,218
Class R3 shares
Sold	—	—	2,878	$142,383
Distributions reinvested	—	—	126	6,346
Repurchased	—	—	(53,549)	(2,906,676)
Net decrease	—	—	(50,545)	$(2,757,947)
Class R4 shares
Sold	1,579	$113,442	3,473	$168,412
Distributions reinvested	95	5,881	165	8,395
Repurchased	(3,924)	(241,758)	(2,150)	(108,629)
Net increase (decrease)	(2,250)	$(122,435)	1,488	$68,178
Class R5 shares
Sold	3,573	$264,677	1,590	$82,405
Distributions reinvested	52	3,233	78	3,983
Repurchased	(3,270)	(249,616)	(1,808)	(89,246)
Net increase (decrease)	355	$18,294	(140)	$(2,858)
Class R6 shares
Sold	1,853,288	$133,558,375	1,831,436	$91,863,847
Distributions reinvested	40,435	2,509,807	64,964	3,322,886
Repurchased	(1,719,468)	(120,980,665)	(2,785,351)	(141,278,426)
Net increase (decrease)	174,255	$15,087,517	(888,951)	$(46,091,693)
Class NAV shares
Sold	876,559	$60,103,322	3,564,280	$160,182,393
Distributions reinvested	216,552	13,434,867	361,183	18,467,276
Repurchased	(9,357,316)	(661,676,725)	(10,693,110)	(538,450,587)
Net decrease	(8,264,205)	$(588,138,536)	(6,767,647)	$(359,800,918)
Total net decrease	(9,586,295)	$(661,846,613)	(17,034,098)	$(841,566,650)
Affiliates of the fund owned 100% and 1% of shares of Class NAV and Class R6, respectively on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	31

On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B, Class R1, and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.
Redesignation	Effective date	Amount
Class R3 shares as Class R2 shares	October 9, 2020	$1,230,959
Class B shares as Class A shares	October 14, 2020	$3,593,081
Class R1 shares as Class R2 shares	October 23, 2020	$4,358,310
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $936,512,761 and $1,667,669,762, respectively, for the year ended October 31, 2021.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2021, funds within the John Hancock group of funds complex held 36.5% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	8.4%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	8.0%
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
32	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Fundamental Large Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Fundamental Large Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	33

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $19,358,700 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
34	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	35

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
36	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the fund outperformed the peer group median for the one-year period and underperformed the peer group median for the three-, five- and ten-year periods ended December 31, 2020.The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index and to the peer group for the one-year period. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are equal to the peer group median.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	37

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
38	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	39

appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
40	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	41

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
42	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	43

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
44	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	45

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
46	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901657	50A 10/21
12/2021

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2021, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2021 and 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	October 31, 2021	October 31, 2020
Balanced Fund	$52,161	$45,536
Disciplined Value International Fund	$60,771	$53,926
Infrastructure Fund	$41,113	$40,115
Fundamental Large Cap Core Fund	$46,613	$40,115

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was related to regulatory filings and affiliated service provider internal controls reviews.

Fund	October 31, 2021	October 31, 2020
Balanced Fund	$771	$604
Disciplined Value International Fund	$2,571	$10,334
Infrastructure Fund	$771	$604
Fundamental Large Cap Core Fund	$771	$604

In addition, amounts billed to control affiliates for service provider internal controls reviews were $119,500 and $116,000 for the fiscal years ended October 31, 2021 and 2020, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended October 31, 2021 and 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	October 31, 2021	October 31, 2020
Balanced Fund	$3,914	$3,837
Disciplined Value International Core Fund	$5,991	$5,653
Infrastructure Fund	$5,164	$5,087
Fundamental Large Cap Core Fund	$3,914	$3,837

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2021 and 2020 amounted to the following:

Fund	October 31, 2021	October 31, 2020
Balanced Fund	$271	$89
Disciplined Value International Core Fund	$271	$89
Infrastructure Fund	$271	$89
Fundamental Large Cap Core Fund	$271	$89

The nature of the services comprising all other fees is advisory services provided to the investment manager.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended October 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2021 and 2020 amounted to the following:

Trust	October 31, 2021	October 31, 2020
John Hancock Investment Trust	$1,089,893	$1,199,409

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	December 8, 2021
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	December 8, 2021